As filed with the Securities and Exchange Commission on April 10, 2026
Registration Statement File No. 333-290021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-4
_______________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒
Brighthouse Life Insurance Company
(Name of Insurance Company)

11225 North Community House Road, Charlotte, NC 28277
(Address of Insurance Company’s Principal Executive Offices) (Zip Code)
(980) 365-7100
(Insurance Company’s Telephone Number, including area code)

Brighthouse Life Insurance Company
c/o The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
New Castle County
Wilmington, DE 19801
(800) 448-5350
(Name and Address of Agent for Service)
Copies to:
Dodie C. Kent
Ronald Coenen, Jr.
Eversheds Sutherland (US) LLP
The Grace Building, 40th Floor
1114 Avenue of the Americas
New York, NY 10036-7703
 Approximate Date of Proposed Public Offering: On April .27, 2026 or as soon thereafter as practicable.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on April 27, 2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Separate Account or Insurance Company or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☐ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act

Brighthouse Life Insurance Company
Fixed Annuity
(Strategic Value Annuity)
This prospectus describes the Brighthouse Life Insurance Company Fixed Annuity (Strategic Value Annuity) a flexible premium group deferred fixed annuity Contract (the “Contract” and/or “Certificates”)”) issued by Brighthouse Life Insurance Company (the “Company,” “Our”, “Us,” “We,” or “BLIC”). We offer the Contract to employers for use with retirement Plans and programs that qualify for favorable federal tax treatment. This Contract is used in connection with the following Plans: Sections 401, 403(a), 403(b) and 457. The Company no longer actively offers the Contract to new purchasers, however, Contract Owners may be able to make additional Purchase Payments and enroll new Participants in Plans funded by the Contract.
The Contract allows You to invest Your Purchase Payments in the investment options available under the Contract, which is the Guarantee Periods of the General Account. For each Purchase Payment, We establish a Guarantee Period, which is an interest rate “period” during which we guarantee a rate of interest for that Purchase Payment for twelve months. At the end of the twelve months, We will establish a renewal rate of interest. For additional information regarding the General Account investment option, please refer to Appendix A to this prospectus.
Where permitted by state law, We reserve the right to restrict Purchase Payments into the Contract.
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Full and partial Surrenders from the Contract could result in Surrender charges, taxes, and tax penalties. In addition, full Surrenders during the Accumulation Period due to discontinuation of the Contract will also be subject to a Market Adjusted Value calculation, which may result in loss. In extreme circumstances, You could lose up to 100% of the amount Surrendered from the General Account due to a negative Market Adjusted Value.
Our obligations under the Contract are subject to Our financial strength and claims-paying ability. Additional information about certain investment products, including annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If this Contract is issued to a combination tax qualified/tax sheltered annuity plan, under internal revenue code sections 401/403(b), or a tax sheltered annuity plan, You may cancel Your Contract within 10 days of receiving it without paying fees or penalties. Upon cancellation, You will receive the amount You paid to Your certificate. You should review this prospectus, or consult with Your investment professional, for additional information about the specific cancellation terms that apply.
The Contract may be issued to employers on an unallocated or allocated basis. Under an unallocated Contract, Cash Value records are kept for a Plan or group as a whole. Under an allocated Contract, Cash Value records are kept for You as an individual.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The Contracts are not deposits of any bank, are not guaranteed by any bank or credit union, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Contracts may be subject to loss of principal.
Prospectus dated April 27, 2026

Special Terms

In this prospectus, the following terms have the indicated meanings:
Accumulation Period — the period before the commencement of Annuity Payments.
Annuitant — A person on whose life the Maturity Date depends and Annuity Payments are made.
Annuity — Payment of income for a stated period or amount.
Annuity Payments — A series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.
Annuity Period — The period during which Annuity Payments are made.
Approved Products — Products approved by the Brighthouse Life Insurance Company.
Beneficiary (ies) — The person(s) or trustee designated to receive any remaining contractual benefits in the event of a Participant’s, Annuitant’s or Contract Owner’s death, as applicable.
Cash Surrender Value — The Cash Value less any amounts deducted upon a withdrawal or Surrender, outstanding loans, if available under the Contract, any applicable Premium Taxes or other Surrender charges not previously deducted.
Cash Value — The value of net Purchase Payments in Your Account or a Participant’s Individual Account less Surrenders.
Code — The Internal Revenue Code of 1986, as amended, and all related laws and regulations, which are in effect during the term of this Contract.
Company (We, Us, Our) — Brighthouse Life Insurance Company.
Competing Fund — Any investment option under the Plan, which in Our opinion, consists primarily of fixed income securities and/or money market instruments.
Contract — The Fixed Annuity Contract.
Contract Date — The date on which the Contract is issued. For certain group Contracts, it is the date on which the Contract becomes effective, as shown on the specifications page of the Contract.
Contract Owner — The person named in the Contract (on the specifications page, which may be the Participant if so authorized). For certain group Contracts, the Contract Owner is the trustee or other entity which owns the Contract. Any reference in this prospectus to the Contract includes the underlying Certificate. Certificates are issued to Participants under group allocated Contracts.
Contract Value — The amount of all Purchase Payments, plus any applicable credits, plus any interest.
Contract Year — A continuous twelve -month period beginning on the Contract Date and each anniversary thereof. Contract Year also means certificate year.
Due Proof of Death — (a) A copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death, (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to Us.
ERISA — The Employee Retirement Income Security Act of 1974, as amended, and all related laws and regulations which are in effect during the term of this Contract.
Excess Plan Contributions — Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the Plan Administrator, excluding reversions upon Plan Termination.
Fixed Annuity — An Annuity with payments that remain fixed as to dollar amount throughout the payment period.
General Account — Comprised of the Company’s assets, other than assets in any separate accounts it may maintain.

Good Order — A request or transaction generally is considered in “Good Order” if it complies with Our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by Us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: Your completed application; Your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from any applicable Funding Options affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that We may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by Us of sufficient funds to effect the purchase. We may, in Our sole discretion, determine whether any particular transaction request is in Good Order, and We reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact Us or Your financial representative (where applicable) before submitting the form or request.
Guarantee Period — The period through the end of the first calendar year during which the Contract was purchased and successive 12 month periods thereafter during which a Guaranteed Interest Rate is credited.
Guaranteed Interest Rate — The annual effective interest rate credited during the Guarantee Period.
Home Office — The principal executive offices of Brighthouse Life Insurance Company located at 11225 North Community House Road, Charlotte, NC 28277, or any other office that We may designate for the purpose of administering this Contract. For instructions on how to submit requests, elections, and inquiries, please see "Contract Owner Requests, Elections, and Inquiries."
Individual Account — Cash Value credited to a Participant or Beneficiary under this Contract.
Market Adjusted Value — The adjusted Contract Value as of the date of discontinuance, which reflects the relationship, at the time of Surrender, between the then-current Guaranteed Interest Rate for a Guarantee Period and the Guaranteed Interest Rate that applies to Your Contract.
Maturity Date — The date on which the Annuity Payments are to begin.
Participant — An eligible person who is a member in Your Plan.
Plan — The Plan or the arrangement used in a retirement Plan or program whereby the Purchase Payments and any gains are intended to qualify under Sections 401, 403(a), 403(b) or 457 of the Code.
Plan Administrator — The corporation or other entity so specified on the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.
Plan Termination — Termination of Your Plan, including partial Plan Termination, as determined by Us.
Plan Trustee — The trustee specified in the Contract specifications.
Premium Tax — The amount of tax, if any, charged by the state or municipality. Generally, We will deduct any applicable Premium Tax from the Cash Value either upon Surrender, annuitization, death, or at the time a Purchase Payment is made, but no earlier than when We have the liability under state law.
Purchase Payments — The premium payments applied to the Contract less any Premium Taxes if applicable.
Qualified Contract — A Contract used in a retirement Plan or program that is intended to qualify under Sections 401(a), 401(k), 403(a), 403(b), or 457(b) of the Code.
Separation from Service — The termination or permanent severance of a Participant’s employment with the employer for any reason that is a Separation from Service within the meaning of the Plan. However, termination of a Participant’s employment with the employer as a result of the sale of all or part of the employer’s business (including divisions or subsidiaries of the employer) will not be considered Separation from Service unless the Participant actually loses his/her job or is not immediately included in a pension or profit sharing Plan of the successor employer.
Surrender — Funds distributed from the Contract or certificate for retirement, Separation from Service, loans, hardship withdrawals, death, disability, return of Excess Plan Contributions, payment of certain Plan expenses as mutually agreed upon, Contract discontinuance, or transfers to other Plan funding vehicles. Such Surrender may or may not be subject to Surrender charges and the Market Adjusted Value calculations.

Valuation Date — A date on which the Contract is valued.
Written Request — Written instructions or information sent to Us in a form and content satisfactory to Us and received in Good Order at Our Home Office.
You, Your — In this prospectus, depending on the context, “You” is the owner of the Contract or the Participant or Annuitant for whom money is invested under certain group arrangements. In cases where We are referring to giving instructions or making payments to Us for Qualified Contracts “You” means the trustee or employer. Under certain group arrangements where the Participant or Annuitant is permitted to choose among investment options under the Plan, “You” means the Participant or Annuitant who is giving Us instructions about the investment options under the Plan. In connection with a Plan Termination, as of the date of the Contract or cash distribution under such Plan Termination, “You” means the Participant who has received such Contract or cash distribution.
Your Account — Cash Value attributed to Purchase Payments plus interest credited to You under this Contract.

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Overview of the Contract

Purpose. The Contract is a fixed annuity contract, which is available on a group basis to certain types of retirement Plans and programs that receive favorable tax treatment under the Code such as qualified pension and profit sharing Plans, tax deferred Annuity Plans (for public school teachers and employees and employees of certain other tax-exempt and qualifying employers) and deferred compensation Plans of state and local governments.
It provides a means for investing on a tax-deferred basis in the Guarantee Periods of the Contract. The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Contract Value (in the form of either withdrawals or Annuity Payments) for retirement saving or other long-term investment purposes. The Contract has various features and benefits that may be appropriate for You based on Your financial situation and objectives. The Contract also offers a death benefit feature, which can be used to transfer assets to Your Beneficiaries.
Your financial goal in acquiring the Contract should take into account the fact that there are Surrender charges under the Contract, as well as a Market Adjusted Value calculation on full Surrenders due to discontinuation of the Contract during the Accumulation Period. Because of the Surrender charge (which is in effect for many years), the possibility of income tax and tax penalties on early withdrawals, and the Market Adjusted Value calculation applied to full Surrenders when there is a Contract discontinuation, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
We no longer offer new Contracts. However, you may be able to make additional Purchase Payments and apply your Contract Value to renewal Guarantee Periods.
Phases of the Contract. The Contract has two phases: The Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when You make a withdrawal. To help You accumulate assets during the Accumulation Period. You can invest Your Purchase Payments in Our General Account, which guarantees principal and interest.
For each Purchase Payment, We establish an interest rate “period” (“Guarantee Period”) during which We guarantee a rate of interest for that Purchase Payment for twelve months. At the end of that twelve-month Guarantee Period, We will determine and credit a renewal interest rate. We guarantee that renewal rate until the end of the current calendar year. After that, We will declare the second and all future renewal rates each subsequent January 1 and guarantee such rates through December 31 of each year.
Additional information about the investment options in which You can invest is provided in Appendix A.
The Annuity Period occurs when You begin receiving Annuity Payments from Your Contract. The amount of money You accumulate in Your Contract during the Accumulation Period factors into the amount of income You receive during the Annuity Period. You may choose one of a number of Annuity options: In general, once the Annuity Period begins, You may no longer take withdrawals from the Contract. There is no death benefit during the Annuity Period; however, depending on the Annuity option You elect, any remaining guarantee upon death may be paid to Your Beneficiary(ies).
Contract Features. The following is a brief description of the Contract’s primary features.
Subject to Plan Terms. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices are subject to the Plan’s terms. For example, limitations on Your rights may apply to Purchase Payments, withdrawals, loans, the death benefit and Annuity options.
Accessing Your Money. Before You annuitize the Contract, You can withdraw money from Your Contract at any time. If You take a withdrawal, You may have to pay a Surrender charge and/or income taxes, including a tax penalty if You are younger than age 59 ½. Full Surrenders at any time during the Accumulation Period due to discontinuation of the Contract are also subject to a Market Adjusted Value calculation (which could result in a positive or negative adjustment to Your Cash Value). Withdrawals could significantly reduce the value of Your Contract, the death benefit, and the amount available for loans.
Tax Treatment. You can renew your money in the Guarantee Periods without tax implications, and any interest credited is generally tax deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from Us; or (3) payment of a death benefit.

Death Benefit. The Contract includes, at no additional cost, a death benefit that will pay a death benefit to Your Beneficiary(ies) if You die during the Accumulation Period. The death benefit is equal to the Cash Value of the Participant’s Individual Account, less any applicable Premium Tax as of the date We receive Due Proof of Death.
Market Adjusted Value. You could lose a significant amount of money due to a negative Market Adjusted Value calculation in certain circumstances if the Contract is Surrendered. Only full Surrenders during the Accumulation Period due to a Contract discontinuation may be subject to a Marked Adjusted Value calculation.

Important Information You Should Consider About the Contract

Fees, Expenses, and Adjustments	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If You withdraw money during the first 9 Contract years from the Contract, You may be assessed a Surrender charge of up to
5%, as a percentage of the amount Surrendered.
For example, if You make an early withdrawal, You could pay a Surrender charge of up to $5,000 on a $100,000 investment.
Market Adjusted Value. If You make a full Surrender of the Contract during the Accumulation Period due to a Contract discontinuation, We will apply a Market Adjusted Value calculation, which may be negative. In extreme circumstances, You could lose up to 100% of the amount Surrendered due to a negative Market Adjusted Value calculation. For example, if You were to $100,000 to the Contract and later were to discontinue the Contract,
You could lose up to $100,000 of Your investment. This loss will be greater if You also have to pay Surrender charges, taxes, and tax penalties. Only full Surrenders due to Contract discontinuations will be subject to a
Market Adjusted Value calculation.
Fee Table Charges, Deductions and Adjustments – Surrender Charge; Contract Discontinuation and Market Adjusted Value
Are There Transaction Charges?	No. Other than Surrender charges and a Market Adjusted Value calculation, there are no charges for other Contract transactions.	Fee Table Charges, Deductions and Adjustments
Are There Ongoing Fees and Expenses?	No. There are no ongoing fees or expenses under the Contract.	Fee Table Charges, Deductions and Adjustments
Risks
Is There a Risk of Loss from Poor Performance?
No. While there is no risk of loss from poor performance in the Guarantee
Periods of the General Account, You can lose money by investing in the
Contract, including loss of principal. A full Surrender due to a Contract discontinuation may be subject to a negative Market Adjusted Value calculation, which may result in loss.
Principal Risks of Investing in the Contract Charges, Deductions and Adjustments

Is This a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Amounts withdrawn from the
Contract may result in Surrender charges, taxes and tax penalties.
●Surrender charges may apply for the first 9 years of the Contract.
Surrender charges will reduce the value of Your Contract if You withdraw money during the applicable time period. Surrender charges will reduce the value of Your Contract if You withdraw money during that time period. Withdrawals could significantly reduce the value of your
Contract, the death benefit, and the amount available for loans.
●The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
●Full Surrenders during the Accumulation Period due to a Contract discontinuation will result in a negative Market Adjusted Value calculation.
●At the end of each Guarantee Period, in the absence of other instructions or requests from You, the amount in the Guarantee Period will automatically be renewed into a new Guarantee Period, subject to the renewal rate of interest.
Principal Risks of Investing in the Contract Interest Periods Charges, Deductions and Adjustments
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to risk.
●Investment in the Guarantee Periods has its own unique risks. You should review the prospectus disclosure in the Guarantee Periods and the General Account before making an investment decision.
Principal Risks of Investing in the Contract Interest Periods
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Us. Any obligations (including under the Guarantee Periods), guarantees or benefits of the Contract are subject to Our claims-paying ability. If We experience financial distress, We may not be able to meet Our obligations to You. More information about the Company, including Our financial strength ratings, is available by contacting Us at 888-243-1968.
Principal Risks of Investing in the Contract
Restrictions
Are There Restrictions on the Investment Options?
Yes.
●Transfers to Approved Products not issued by Us, may not exceed 20%
per Contract/Certificate Year of the Cash Value on each
Contract/Certificate Year anniversary.
●We reserve the right to modify the amount available for transfer to
Approved Products and to products not issued by Us.
●Amounts transferred to and from this Contract are subject to Competing
Funds restrictions.
●Where permitted by state law, We reserve the right to restrict Purchase
Payments or transfers into the Contract.
Transfers
Are There Any Restrictions on Contract Benefits?
Yes.
●Withdrawals will reduce the value of the death benefit, perhaps significantly.
●Except as otherwise provided, Contract benefits may not be modified or terminated by Us.
●The Contract may require that You or Your Beneficiary obtain a signed authorization from Your employer or Plan Administrator to exercise certain rights. We may rely on Your employer’s or Plan Administrator’s statements to Us as to the terms of the Plan or Your entitlement to any amounts.
Death Benefit

Taxes
What Are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
If You purchase the Contract through a tax-qualified plan or individual retirement account, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if You take a withdrawal before age 59 ½.
Federal Tax Considerations
Conflict of Interest
How Are Investment Professionals Compensated?
Investment professionals may receive compensation for selling this
Contract in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence an investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Contract
Should I Exchange My Contract?
If You already own an insurance Contract, some investment professionals may have a financial incentive to offer You a new Contract in place of the one You own. You should only exchange a Contract You already own if You determine, after comparing the features, fees, and risks of both
Contracts,and any fees or penalties to terminate the existing contract, that it is better for You to purchase the new Contract rather than continue to own Your existing contract.
Federal Tax Considerations Other Information – Exchanges

Fee Table

The following tables describe the fees, expenses, and adjustments that You will pay when buying, owning, and surrendering, or making withdrawals from a Guarantee Period or from the Contract. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have selected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, Surrender the Contract, make withdrawals from a Guarantee Period or from the Contract, or transfer Contract Value between Guarantee Periods. State premium taxes of 0% to 3.5% may also be deducted.
Transaction Expenses
Surrender Charge(1):	5%
(As a percentage of amount Surrendered)
Account Reduction Loan Initiation Fee	$75.00(2)
Annual Loan Maintenance Fee	$50.00

(1)
The Surrender charge applies to full and partial Surrenders before the end of the eighth Contract/Certificate Year. The Surrender charge for an allocated Contract is calculated based on the age of each Certificate. The Surrender charge for an unallocated Contract is calculated based on the age of the Contract. The maximum Surrender charge is computed as a percentage of the Cash Value being Surrendered and declines to zero after 8 complete Contract/Certificate Years. We may waive Surrender charges in certain instances. See “Charges, Deductions and Adjustments – Surrender Charge”. The charge is as follows:
Contract/Certificate Year	Surrender Charge
1-2	5%
3-4	4%
5-6	3%
7	2%
8	1%
9+	0%
(2)
Loans will be charged an initial set-up fee of $75.00.

The next table describes the adjustments, in addition to any transaction expenses, that may apply if all of the Contract Value is Surrendered from the Contract.

Adjustments
Market Adjusted Value Maximum Potential Loss (1)	100%
(as a percentage of the Contract Value surrendered)
(1)
Only full Surrenders during the Accumulation Period due to Contract discontinuations will be subject to a Market Adjusted Value calculation. See “Charges, Deductions, and Adjustments – Contract Discontinuation and Market Adjusted Value” for more information.

Principal Risks of Investing in the Contract

Unsuitable as Short-Term Savings Vehicle. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if You plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for You. Please discuss Your insurance needs and financial objectives with Your financial representative.
Interest Rate Risk. At the end of each Guarantee Period, a renewal interest rate will be determined by the Company. The Company’s management will make the final determination as to any Guaranteed Interest Rates and any interest in excess of the minimum interest rate. The Company cannot predict nor guarantee any future Guaranteed Interest Rate in excess of the minimum rate. You bear the risk that we will not declare a rate in excess of the minimum rate.
Withdrawal Risk. Withdrawals could significantly reduce the value of your Contract, the death benefit, and the amount available for loans. A charge may be assessed on withdrawals and Surrenders in addition to taxes and tax penalties and these deductions could be substantial. Full Surrenders due to Contract discontinuations may also be subject to a negative Market Adjusted Value calculation, in addition to any applicable Surrender charges and tax consequences, which will decrease the amount payable to You. In extreme circumstances, You could lose up to 100% of the amount Surrendered due to a negative Market Adjusted Value calculation. You should consider the impact that a withdrawal may have on Contract benefits.
Insurance Company Risk. Any obligations (including under the Guarantee Periods), guarantees and benefits of the Contract are subject to Our claims-paying ability. It is possible that We could experience financial difficulty in the future and even become insolvent, therefore unable to provide all of the obligations, guarantees and benefits under the Contract that We promise. Likewise, Our experiencing financial difficulty could impair Our ability to fulfill Our obligations under this Contract.
Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Plan Terms Risk. The terms and conditions of the Plan govern what is available to Participants. We are not a party to Your employer’s retirement Plan. We will not be responsible for determining what Your Plan says. You should consult the Contract and Plan document to see how You may be affected. An involuntary distribution to You from Your Plan may be subject to Surrender charges under the Contract.
Cybersecurity and Certain Business Continuity Risks. Our variable product business is largely conducted through complex information technology and communications systems operated by Us and Our service providers and business partners (e.g., the Underlying Funds and the firms involved in the distribution and sale of Our variable contracts). Our operations rely on the secure processing, storage and transmission of data and confidential and other information in Our systems and the systems of third party service providers. We have established administrative and technical controls and business continuity and resilience plans to protect Our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, the techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, politically or financially motivated actors, or other third parties, such as external service providers. Furthermore, the rapid evolution and increased adoption of artificial intelligence technologies (“AI”) may intensify Our cybersecurity risks, including the deployment of artificial intelligence technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade Our operations and compromise Our data during periods of geo-political or military conflict. There is also a chance that certain risks have not been identified or prepared for, or that an attack may not be detected which limits Our ability, as well as that of Our service providers and business partners, to plan for or respond to, an attack.
A failure of Our computer systems could cause significant interruptions in Our operations, compromise the security, confidentiality or privacy of sensitive data, and otherwise adversely affect Our business and ability to administer the Contracts. Unanticipated problems with, or failures of, Our disaster recovery systems and business continuity plans could also have a material, negative impact on Our ability to conduct business and on Our financial condition and operations, as well on individual Owners and their Contracts. Our operations also could be negatively impacted by a cyber-attack or system failure affecting a third party, such as a service provider, business partner, another participant in the financial markets, or a governmental or regulatory authority. Disruptions or failures to Our operations, systems, and networks can originate from a wide variety of sources including, but not limited to, a disaster such as a natural catastrophe, epidemic or pandemic crisis, military or terrorist actions, cyber-attack and unanticipated problems with Our or Our service providers’ disaster recovery systems (and the disaster recovery systems of such vendors’ suppliers, vendors, or subcontractors). Such disasters and events may adversely affect Our ability to conduct business or administer the contract.
Cyber-attacks and disruptions or failures to Our systems and business operations could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or otherwise adversely affect Our business. Such events could also interfere with Our processing of Contract transactions, including the processing of transfer orders from Our website or with the Underlying Funds; impact Our ability to calculate Accumulation Unit values; cause the release and/or possible loss, misappropriation or corruption of data or confidential Contract Owner or business information; or impede order processing or cause other operational issues. Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Underlying Funds invest, and it is possible the funds underlying Your Contract could lose value.
We cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Underlying Funds invest. Although We continually make efforts to identify and reduce Our exposure to cybersecurity risks and operations failures, there can be no assurance that We or Our third party service providers or the Underlying Funds will be able to detect, manage, prevent, or avoid cyber-attacks, disruptions, or failures affecting Your Contract in the future.

The Annuity Contract

This prospectus describes both the Contract and the Certificate. See Appendix D for state variations. The Contract and Certificate have similar features and provisions. An employer as the Contract Owner purchases the Contract to fund its qualified Plan. The employer can purchase the Contract on an allocated or unallocated basis. If the employer purchases the Contract on an allocated basis, the employee participating in the qualified Plan (“Participant”) will be issued a Certificate. Generally, allocated Contracts are issued to tax deferred Annuity Plans. If the employer purchases the Contract on an unallocated basis, the employer will be responsible for any accounts for the Participant and no Certificates will be issued by Us. Generally, unallocated Contracts are issued to qualified pension and profit sharing Plans and deferred compensation Plans of state and local governments.
The Contract is offered by Brighthouse Life Insurance Company, a subsidiary of Brighthouse Financial, Inc. The Contract is available only in those states where it has been approved for sale. Participants should carefully consider the features of their employer’s Plan, which may be different from the Contract and Certificate described in this prospectus. In addition, certain features described in this prospectus may vary from Your Contract because of differences in applicable state law.
We offer a variety of fixed and variable Annuity Contracts. They offer features, including variable investment options, fees and/or charges that are different from those described in this prospectus. Upon request, Your agent can provide You with more information about those Contracts. The prospectus and other information can be found online at https://dfinview.com/BHF/PUFT/BHF107?site=BHF1. You can also request copies of this information at no cost by calling (833) 208-3018 or sending an email request to rcg@brighthousefinancial.com.
Application and Purchase Payments
We deposit Your Purchase Payments in Our General Account. For each Purchase Payment, We establish a Guarantee Period, which is an interest rate “period” during which We guarantee a rate of interest for that Purchase Payment for twelve months. At the end of the twelve months, We will establish a renewal rate of interest for each subsequent Guarantee Period. (See “Interest Periods.”)
You may purchase a Contract through an authorized agent. The agent will send Your completed application or order to purchase, along with a minimum Purchase Payment of at least $1,000 for the Contract and $20 for each Certificate to Us, and We will determine whether to accept or reject Your application or order to purchase. If We accept Your application or order to purchase, one of Our legally authorized officers will prepare and execute a Contract within two business days after We receive that application or order. We then will send the Contract to You through Your financial representative (where applicable).
We may:
•
refuse to accept total Purchase Payments over $3 million;
•
contact You or Your agent if the application or order form is not properly completed; and or
•
return Your entire application or order form and Purchase Payment within thirty (30) days if not properly completed.
We sell the Contract for use with certain qualified retirement Plans. Please be aware that the Contract includes features such as tax deferral on accumulated earnings. Qualified retirement Plans provide their own tax deferral benefit. If You purchase the Contract through a qualified retirement Plan, You do not get any additional tax benefit. Please consult a tax adviser to determine whether this Contract is an appropriate investment for You. See Appendix B for information concerning qualified Plans.
You may make additional Purchase Payments of at least $1,000 ($20 per Certificate) at any time before the Maturity Date. We will apply any subsequent net Purchase Payment You make within two Business Days after We receive it. If payments on Your behalf are not made in a timely manner, there may be a delay in when amounts are credited.
We accept Purchase Payments made by check or cashier’s check. We do not accept cash, money orders or traveler’s checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which We receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled.

We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask Your financial representative for guidance regarding any requests or elections and for information about Your particular investment needs. Please bear in mind that Your financial representative, or any financial firm or financial professional You consult to provide advice, is acting on Your behalf. We are not a party to any agreement between You and Your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
Where permitted by state law, We reserve the right to restrict Purchase Payments into the Contract.
We will deduct any applicable Premium Taxes from the Cash Value either upon death, Surrender, annuitization, or at the time You make a Purchase Payment to the Contract. (See “Surrenders Premium Taxes.”)
Purchase Payments — Section 403(b) Plan
Pursuant to regulations promulgated under Section 403(b) of the Code that became effective on January 1, 2009, employers must meet certain requirements in order for their employees’ Annuity Contracts that fund these programs to retain a tax deferred status under Section 403(b) of the Code. Prior to these rules, transfers of one Annuity Contract to another would not result in a loss of tax deferred status under Section 403(b) of the Code under certain conditions (so-called “90-24 transfers”). The regulations have the following effect regarding transfers: (1) a newly issued Contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional Purchase Payments made after September 24, 2007, to a Contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the Contract to these employer requirements.
In consideration of these regulations, We have determined to only make available the Contract/Certificate for purchase (including transfers) where Your employer currently permits salary reduction contributions to be made to the Contract/Certificate.
If Your Contract/Certificate was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into Your Contract/Certificate, We urge You to consult with Your tax advisor prior to making additional Purchase Payments.

When a Market Adjusted Value Calculation and Surrender Charges Apply— General

You may Surrender all or a portion of Your Contract at any time before the Maturity Date. Full and partial Surrenders of the Cash Value may be subject to a Surrender charge. Full Surrenders due to Contract discontinuations will also be subject to a negative Market Adjusted Value calculation, in addition to any applicable Surrender charges and tax consequences. A Market Adjusted Value calculation could result in a positive or negative adjustment to Your Cash Value. If Your Contract was issued as part of a tax deferred Annuity Plan, deferred compensation Plan or combined qualified Plan/tax deferred Annuity Plan, You or a Participant, if authorized, may take partial Surrenders after the first Contract/Certificate Year annually of up to 10% of the Cash Value of Your Account/Individual Account as of the first Valuation Date of any given Contract/Certificate Year without the imposition of a Surrender charge. We may waive Surrender charges in certain other instances. (See “Surrenders.”) We also may deduct any applicable Premium Taxes from the amounts You Surrender. A Participant may be subject to income tax and a 10% federal income tax penalty if he or she is younger than 59½ at the time of the full or partial Surrender, and the full or partial Surrender may also be subject to income tax withholding. (See “Federal Tax Considerations.”)
If Your Cash Value is subject to both a Market Adjusted Value calculation and a Surrender charge, the Market Adjusted Value calculation will be applied first. A Surrender charge will generally apply if You make a partial or full Surrender of Your Contract. However, a Surrender charge will not be applied to transfers from Your Contract made to Approved Products within Your Plan. If You make a transfer from Your Contract to Approved Products not issued by Us, You will be subject to Surrender charges. (See “Surrenders.”) A Market Adjusted Value calculation will generally apply to Contract discontinuations. (See “Contract Discontinuation and Market Adjusted Value.”)
Your Retirement Plan

If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices as described in this prospectus are subject to the Plan’s terms. For example, limitations on Your rights may apply to Purchase Payments, withdrawals, transfers, loans, the death benefit and pay-out options.
The Contract may provide that a Plan Administrative fee will be paid by making a withdrawal from the Contract/Certificate Cash Value. Also, the Contract may require that You or Your Beneficiary obtain a signed authorization from Your employer or Plan Administrator to exercise certain rights. We may rely on Your employer’s or Plan Administrator’s statements to Us as to the terms of the Plan or Your entitlement to any amounts. We are not a party to Your employer’s retirement Plan. We will not be responsible for determining what Your Plan says. You should consult the Contract and Plan document to see how You may be affected. If You are a Texas Optional Retirement Program Participant, please see Appendix C for specific information which applies to You.
Contract Owner Requests, Elections, and Inquiries
Please direct Your requests and elections under Your Contract, and inquiries about Your Contract, to Us as directed below.
Annuity Payments
•Requests to receive regular Annuity Payments	Brighthouse Life Insurance Company P.O. Box 4365 Clinton, IA 52733-4365 Telephone: (800) 882-1292 Fax: (877) 246-8424
•Death Claims for Contracts receiving Annuity Payments	Brighthouse Life Insurance Company P.O. Box 4364 Clinton, IA 52733-4364 Telephone: (800) 882-1292 Fax: (877) 245-8163

•General requests and elections for Contracts receiving Annuity Payments	Brighthouse Life Insurance Company P.O. Box 4363 Clinton, IA 52733-4363 Telephone: (800) 882-1292 Fax: (877) 246-8424
All other requests and elections and general inquiries	Brighthouse Life Insurance Company P.O. Box 4261 Clinton, IA 52733-4261 Telephone: (833) 208-3018 Fax: (877) 319-2495
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask Your financial representative for guidance regarding any requests or elections and for information about Your particular investment needs. Please bear in mind that Your financial representative, or any financial firm or financial professional You consult to provide advice, is acting on Your behalf. We are not a party to any agreement between You and Your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
Interest Periods

We deposit each net Purchase Payment (i.e., a Purchase Payment less any applicable Premium Tax charge) in Our General Account where We credit the payment with interest daily at an effective annual interest rate between 1.0% and 3.0% for both allocated Contracts and unallocated Contracts, depending on applicable states’ statutory minimum requirements. We may, however, in Our sole discretion, credit interest above the statutory minimum requirements. The actual minimum interest rate for Your Contract will be on the Contract specifications page. This rate will not change for the life of the Contract and will apply to any Certificates issues under the Contract.
The amount of interest We credit to a particular net Purchase Payment varies with that Purchase Payment’s interest rate “period”. We establish an interest rate “period” (“Guarantee Period”) for each net Purchase Payment, and guarantee that rate for twelve months. At the end of that twelve-month Guarantee Period, We will determine and credit a renewal interest rate. We guarantee that renewal rate until the end of the current calendar year. After that, We will declare the second and all future renewal rates each subsequent January 1 and guarantee such rates through December 31 of each year.
Establishment of Interest Rates
When You purchase Your Contract, You will know the initial interest rate for Your Purchase Payment. The Company has no specific formula for determining interest rates in the future. The interest rates will be declared from time to time as market conditions dictate. (See “Investments by the Company”.) The Company may consider various factors in determining interest rates for a given period, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends, and competitive factors. The Company’s management will make the final determination as to any declared interest rates and any interest in excess of the minimum interest rate. The Company cannot predict nor guarantee the rates of any future declared interest in excess of the minimum rate.
Surrenders

There are two sets of rules when considering Surrenders or partial Surrenders from Your Contract/Certificate. The first are rules and procedures that apply to Surrenders and partial Surrenders under the Contract/Certificate; We discuss these provisions in this prospectus. The second are rules specific to Your Plan. Please consult Your Plan for information as to those provisions.
The Contract/Certificate allows You to make a full or partial Surrender by Written Request before the Maturity Date, subject to the Surrender charges and in some instances, Market Adjusted Value calculations. In addition, Participants, if so authorized, may make partial Surrenders. Surrenders subject to federal income taxes on the taxable portion, and may be subject to Surrender charges. In addition, a 10% federal penalty tax may be assessed on Surrenders if the

Contract Owner is under age 59½. Surrenders could significantly reduce the value of your Contract, the death benefit, and the amount available for loans. The reduction may be more than the amount withdrawn. See “When A Market Adjusted Value Calculation and Surrender Charges Apply— General,” and “Charges, Deductions and Adjustments” for more information.
If a Market Adjusted Value calculation is applied, it is possible that the amount You receive upon Surrender, even before the Surrender charge is applied, may be less than Your Purchase Payments if interest rates increase. It is also possible that if interest rates decrease, the amount You receive upon Surrender may be greater than Your net Purchase Payments plus accrued interest. See “Charges, Deductions and Adjustments – Contract Discontinuation and Market Adjusted Value.”
We may discontinue the Contract or terminate a Participant’s Individual Account under certain circumstances.
We will determine Your Cash Surrender Value (or Cash Surrender Value in an Individual Account) as of the next Valuation Date following Our receipt of a Written Request by You or the Participant, if so authorized. We may defer payment of any Surrender up to six months from the date We receive Your notice of Surrender, or such lesser period if required by state law. State law requires that if We defer payment for more than 30 days, We will pay the state required annual interest rate on the amount that We defer.
For the purposes of processing partial Surrenders, We will take the amount Surrendered from the most recent “period” first, and then from each subsequent “period” in descending order on a last-in, first out basis. Upon request, We will inform You of the amount payable upon a full or partial Surrender. Any full or partial Surrender may be subject to ordinary income tax and, if a Participant is younger than age 59½ at the time of the full or partial Surrender, a 10% federal income tax penalty may apply. A full or partial Surrender may also be subject to income tax withholding. A Participant may not be able to take partial Surrenders from his or her Individual Account before age 59½. A Participant should discuss his or her options with a qualified tax advisor. (See “Federal Tax Considerations”.)
We may withhold payment of Cash Surrender Value or a Participant’s loan proceeds if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by Your banking institution). We may use telephone, fax, internet or other means of communication to verify that payment from the Contract Owner’s check has been or will be collected. We will not delay payment longer than necessary for Us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing Us with a certified check.
Transfers

You may transfer amounts from this Contract/Certificate to Approved Products within Your Plan and to Approved Products not issued by Us. If You transfer Cash Value to Approved Products not issued by Us, Your transfers may not exceed 20% per Contract/Certificate Year of the Cash Value valued on each Contract/Certificate Year anniversary. It is important to note that it will take over 10 years (assuming no additional Purchase Payments or transfers into the Contract/Certificate and discounting any accrued interest) to make a complete transfer of Your balance from the Contract/Certificate to Approved Products not issued by Us because of the transfer allowance restriction indicated above. This is because the 20% transfer allowance is based on a declining Cash Value in the Contract/Certificate rather than withdrawals based upon a fixed number of years. For example (based on the assumptions above), if Your initial Cash Value in the Contract/Certificate is $100, the 20% transfer allowance only allows You to transfer up to $20 that Contract/Certificate Year. If You transfer the maximum transfer allowance that Contract/Certificate Year, You may only transfer up to $16 the following Contract/Certificate Year based on the 20% transfer allowance of the $80 Cash Value remaining in the Contract/Certificate for such Contract/Certificate Year. It is important to consider when deciding to invest in the Contract/Certificate whether this 20% transfer allowance restriction fits Your risk tolerance and time horizon.
We reserve the right to modify the amount available for transfer to Approved Products and to products not issued by Us.
If amounts are transferred from this Contract/Certificate to Approved Products not issued by Us, no transfers will be allowed directly into any Competing Fund, unless it is a benefit responsive distribution.
Amounts previously transferred from this Contract/Certificate to an Approved Product or Approved Product not issued by Us may not be transferred back into this Contract/Certificate for a period of at least 3 months from the date of transfer.

Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require Us to block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, Surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about You and Your Contract to government regulators.
Loans

Account Reduction Loans
We administer loan programs made available through Plans or group arrangements on an account reduction basis if permitted by Your Plan. If the loan is in default and has been reported to the Internal Revenue Service (“IRS”) as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to Your Plan or group arrangement on a pro-rata basis from the source(s) of money the Plan or group arrangement permits to be borrowed (e.g., money contributed to the Plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then, unless We are directed otherwise, on a pro-rata basis from Your Contract’s Cash Value and any other Plan funding vehicles (that We have approved) in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the Contract and other Plan funding vehicles according to Your allocation schedule for future contributions. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.
Section 403(b) Collateralized Loans
If Your employer’s Plan and Section 403(b) Contract permits loans, such loans will be made only from any Cash Value and only up to certain limits. In that case, We credit Your Cash Value up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate We charge for the loan. For loans not subject to ERISA, the maximum loan interest rate is 7.4% per year. For loans subject to ERISA, the maximum loan interest will not exceed the greater of (i) a current Moody's Corporate Bond Yield Average or similar average stated in Your Contract, or (ii) the rate used to compute the Cash Surrender Value (see "Charges and Deductions - Market Adjusted Value Formula") plus 1% per annum.
The Code and applicable income tax regulations limit the amount that may be borrowed from Your Contract and all of Your employer Plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.
Your employer’s Plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of Your loan agreement and federal tax law could have adverse tax consequences. Consult Your tax advisor and read Your loan agreement and Contract prior to taking any loan.
Charges, Deductions and Adjustments

We will deduct the charges described below to cover Our costs and expenses, the services provided, and Our risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contract and for providing the benefits payable thereunder. Our administrative services and risks may include:
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processing applications for and issuing the Contracts and Certificates thereunder;
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maintaining Contract Owner and Participant records;
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administering Annuity Payments;
•
furnishing accounting services;
•
reconciling and depositing cash receipts;

•
providing Contract confirmations and periodic statements;
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providing toll-free inquiry services; and
•
the risk that Our costs in providing the services will exceed Our revenues from Contract charges (which cannot be changed).
The amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the Contract. We may realize a profit on one or more of the charges, and may use any such profit for any corporate purpose.
Account Reduction Loan Fees
We make available account reduction loans. If Your Plan or group of which You are a Participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. Either or both fees may be waived for certain groups.
Surrender Charge
We do not assess front-end sales charges. We may, however, assess a Surrender charge on full and partial Surrenders made before the end of the eighth Contract/Certificate Year. The Surrender charge for an allocated Contract is calculated based on the age of each Certificate. The Surrender charge for an unallocated Contract is calculated based on the age of the Contract. If You choose to have the Surrender charge deducted from the amount surrendered, You would receive less than the dollar amount You requested. If You choose to have the Surrender charge deducted from the remaining Contract balance, You would receive the full dollar amount You requested, however, this may result in a higher Surrender charge because the charge would be based on a larger total dollar amount withdrawn from Your Contract balance. The maximum Surrender charge is computed as a percentage of the Cash Value being Surrendered and is as follows:
Contract/Certificate Year	Charge as a Percentage of Cash Value
1-2	5%
3-4	4%
5-6	3%
7	2%
8	1%
9+	0%
We will not assess a Surrender charge on:
•
transfers up to 20% per Contract/Certificate Year of the Cash Value valued on each Contract/Certificate Year anniversary to Approved Products not issued by Us (see “Transfers”);
•
distribution of a loan under the Plan;
•
certain benefit distributions that become payable under the terms of a Plan and other distributions including:
•
retirement, death, or disability of a Participant (as defined by Code Section 72(m)(7));
•
Separation from Service;
•
hardship withdrawals as defined by the Code;
•
return of Excess Plan Contributions;
•
certain Plan expenses as mutually agreed upon between You and Us;
•
transfers to an employer stock fund as mutually agreed upon between You and Us;
•
annuitization under this Contract;
•
if the Market Adjusted Value is greater than the Cash Value of the Contract as of the date of discontinuance, and You elect to receive the Cash Value of the Contract in equal installments over a 5-year period;

•
withdrawals for required minimum distributions from Qualified Contracts in order to satisfy federal income tax rules or withdrawals to avoid required federal income tax penalties (this exception only applies to amounts required to be distributed from this Contract); or
•
for 403(b) arrangements, 401(k) Plans, 401(a) Plans, Section 457 deferred compensation Plans and 403(a) arrangements, direct transfers with Our agreement to another funding vehicle or Annuity contract issued by Us or by one of Our affiliates.
Unless payment of Surrender charges are provided in a different manner, We will reduce Your requested distribution by any applicable Surrender charges.
In addition, for Contracts issued to tax deferred Annuity Plans, deferred compensation Plans or combined qualified Plans/tax deferred Annuity Plans, We may allow You or a Participant, if authorized, after the first Contract/Certificate Year to take partial Surrenders annually of up to 10% of the Cash Value in Your Account/Individual Account as of the first Valuation Date of any given Contract/Certificate Year without the imposition of a Surrender charge.
Reductions of Charges
We may reduce or eliminate certain charges or alter the manner in which the particular charge is deducted. Generally, the types of changes will be based on anticipated lower sales expenses or fewer sales services due to:
•
the size of the group participating in the Contract;
•
an existing relationship to the Contract Owner;
•
use of mass enrollment procedures; or
•
performance of sales functions by a third party which We would otherwise perform.
Please see Your Contract for any reduction of charges provisions applicable to You.
Contract Discontinuation and Market Adjusted Value
Under certain circumstances, We may discontinue the Contract.
You may discontinue this Contract by Written Request at any time for any reason.
If the Contract is discontinued, any Certificates issued under the Contract will be discontinued.
We reserve the right to discontinue this Contract if:
•
the Cash Value of Your Contract is less than the termination amount shown on Your Contract specifications page. We state a termination amount on Your Contract specifications page. In general, this amount is $2,000 of the Cash Value of a Participant’s Individual Account (the amount is $2,000 per account for an allocated Contract and $20,000 per unallocated Contract). If the Cash Value in a Participant’s Individual Account is less than that stated termination amount, We reserve the right to terminate that account and move the Cash Value of that Participant’s Individual Account to Your Account. We will move to Your Account, at Your direction, any Cash Value to which a Participant is not entitled under the Plan upon termination;
•
We determine within Our sole discretion and judgment that the Plan or administration of the Plan is not in conformity with applicable law; or
•
We receive notice that is satisfactory to Us of Plan Termination.
If You discontinue this Contract because of Plan Termination and the Plan certifies to Us that the Plan Termination is the result of the dissolution or liquidation of the employer under US Code Title 11 procedures, the Market Adjusted Value calculation will not apply and We will distribute the Cash Surrender Value directly to the employees entitled to share in such distributions in accordance with the provisions of the Plan relating to Plan Termination. Distribution may be in the form of cash payments, Annuity options, or deferred annuities.
The following events will not trigger a Market Adjusted Value:
•
retirement, death, or disability of a Participant (as defined by Code Section 72(m)(7));
•
Separation from Service;

•
hardship withdrawals as defined by the Code;
•
return of Excess Plan Contributions;
•
certain Plan expenses as mutually agreed upon between You and Us;
•
transfers to an employer stock fund as mutually agreed upon between You and Us;
•
annuitization under this Contract;
•
partial Surrenders;
•
distribution of a loan under the Plan; and
•
required minimum distributions from Qualified Contracts in order to satisfy federal income tax rules or withdrawals to avoid required federal income tax penalties. (This exception only applies to amounts required to be distributed from this Contract.)
However, if You discontinue this Contract for any other reason than the events described immediately above or if the Contact is discontinued due to Our exercise of Our right to discontinue the Contract, We will determine the Market Adjusted Value of the Contract. The Market Adjusted Value is the adjusted Contract Value as of the date of discontinuance, which reflects the relationship between the rate of interest credited to new deposits for this class of Contracts at the time of discontinuance and the rate of interest credited to amounts in Your Contract at the time of discontinuance. The Market Adjusted Value may be greater than or less than the Cash Value of the Contract.
If the Market Adjusted Value is less than the Cash Value of Your Contract as of the date of discontinuance, We will pay You Your choice of:
(a)
the Market Adjusted Value, less any amounts deducted on Surrender, in one lump sum within 60 days of the date of discontinuance; or
(b)
the Cash Surrender Value of the Contract in equal installments over a 5-year period. We determine the amount deducted on Surrender, if any, as of the date of discontinuance and will apply that amount to all installment payments. We will credit interest to the remaining Cash Value during this installment period at a fixed effective annual interest rate. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. We will make the first payment no later than 60 days following Our mailing the written notice to You at the most current address available on Our records. We will mail the remaining payments on each anniversary of the discontinuance date for 4 years. Allowable distributions shown of Your Contract specifications page are not allowed during the 5-year installment period.
If the Market Adjusted Value is greater than the Cash Value of the Contract as of the date of discontinuance, We will pay You Your Choice of:
(a)
the Cash Surrender Value of the Contract within 60 days of the date of discontinuance; or
(b)
the Cash Value of the Contract in equal installments over a 5-year period. We will credit interest on the remaining Cash Value of the Contract during the installment period at a fixed annual rate of interest. The minimum interest rate depends on the date Your Contract is issued but will not be less than 1%. We will make the first payment no later than 60 days following Our mailing of the written notice to You at the most current address available on Our records. We will mail the remaining payments on each anniversary of the discontinuance date for 4 years. We do not allow the allowable distributions shown on Your Contract specifications page during the 5-year installment period.
Market Adjusted Value Formula
The Market Adjusted Value calculation may apply only to full Surrenders of the Contract during the Accumulation Period due to a Contract discontinuation. The amount payable to You may be increased or decreased by the application of the Market Adjusted Value calculation to the Cash Value. This is the Market Adjusted Value. A negative Market Adjusted Value calculation will result in loss. In extreme circumstances, You could lose up to 100% of the amount Surrendered due to a negative Market Adjusted Value calculation.

If Your Contract Value is subject to both a Market Adjusted Value calculation and a Surrender charge, the Market Adjusted Value calculation will be applied first. Any applicable Surrender charges, taxes or other amounts deducted upon Surrender will be deducted from the Market Adjusted Value. A Surrender charge will generally apply if You make a partial or full Surrender of Your Contract.
The Market Adjusted Value calculations reflect the relationship between the interest rate on new deposits for this class of Contracts on the date of Surrender and the interest rate credited to amounts in Your Contract on the date of Surrender. The purpose of the Market Adjusted Value calculation is to generally transfer from Us to You the risk of losses on the fixed income investments that We acquire to support Our obligations under the Contract if You prematurely liquidate Your investment.
The amount payable on a full Surrender at Contract discontinuance will be adjusted up or down by the application of the Market Adjusted Value calculation. Generally, if interest rates increase from the time that you originally allocate an amount to the Contract to the time of full Surrender at Contract discontinuance, one could expect a negative Market Adjusted Value. If interest rates decrease in that time period, one could expect a positive Market Adjusted Value. The Market Adjusted Value formula when there is a discontinuance of the Contract is the following:
Market Adjusted Value = Cash Value × (1+RO)5 /(1+R1+.0025†)5
Where:
RO is the weighted average of all interest rates credited to all amounts in the Contract on the date of discontinuance, and
R1 is the interest rate on new deposits for this class of Contracts on the date of discontinuance.
† 25 basis points is the margin to cover liquidating the specific level of assets when a Market Adjusted Value calculation is triggered. The rate is set by the underlying Contract as part of the overall market adjustment formula.
The Market Adjusted Value will be greater than the Cash Value when the weighted average interest rate credited to the Contract is more than 0.25% (0.0025) higher than the credited rates on new deposits. The Market Adjusted Value will be less than the Cash Value when the weighted average interest rate credited to the Contract is less than 0.25% (0.0025) higher than the credited rates on new deposits.For additional information, including examples demonstrating the operation of the Market Adjusted Value formula, please refer to the Statement of Additional information. You can obtain information regarding the current Market Adjusted Value by contacting Us at (833) 208-3018. However, this value can fluctuate daily, and the value quoted may differ from the actual Market Adjusted Value at the time of a transaction.
Example of Negative Market Adjusted Value:
A negative Market Adjusted Value results when credited interest rates are higher on new deposits than the weighted average interest rate credited to the Contract.
Assume new deposits are crediting 4.50%, and the weighted average interest rate credited to the Contract is 4.00%. The Cash Value at the time of discontinuance is $100,000.
The Market Adjusted Value would be
$96,470.95 = $100,000 * (1+0.04)5 /(1+0.045+0.0025)5
Example of Positive Market Adjusted Value:
A positive Market Adjusted Value generally results when credited interest rates are lower on new deposits than the weighted average interest rate credited to the Contract.
Assume new deposits are credited 4.50%, and the weighted average interest rate credited to the Contract is 5.00%. The Cash Value at the time of discontinuance is $100,000.
The Market Adjusted Value would be
$101,199.03 = $100,000 * (1+0.05)5 /(1+0.045+0.0025)5

Premium Taxes
Certain state and local governments impose Premium Taxes. These taxes currently range from 0.08% to 3.5%, depending upon the jurisdiction. The Company is responsible for paying these taxes and will determine the method used to recover Premium Tax expenses incurred. The Company may deduct any applicable Premium Taxes from the Cash Value either upon death, Surrender, annuitization, or at the time the Purchase Payment is made to the Contract, but no earlier than when the Company has a tax liability under state law.

Benefits Under the Contract

The following table summarizes information about the benefit under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Death Benefit	Provides a death benefit at least equal to the Contract Value (less any amounts due) to Your Beneficiary(ies) if You die during the Accumulation Period	Standard	No Charge	●Withdrawals may significantly reduce the benefit ●May not be available under an unallocated Contract
The Death Benefit is discussed in the prospectus section entitled “Death Benefit”.
The availability of benefits may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the benefits available to You.

Death Benefit

If applicable under Your Plan, We may pay a death benefit in a single sum to the Beneficiary if a Participant dies before the Maturity Date. We also may pay a death benefit under certain circumstances if the Annuitant dies on or after the Maturity Date.
The death benefit before the Maturity Date equals the Cash Value of a Participant’s Individual Account less any applicable Premium Tax as of the date We receive Due Proof of Death. If the Annuitant dies on or after the Maturity Date, the death benefit will consist of any benefit remaining under the Annuity option then in effect.
We will pay interest on death proceeds of a Participant’s Individual Account in accordance with regulations in effect by the state whose laws apply to the Contract.
Distribution Rules
The distributions required by federal tax law differ for qualified Plans depending on the type of Plan. Upon receipt of Due Proof of Death, the Beneficiary will instruct Us how to treat the proceeds, subject to the distribution rules discussed below.
In general, the Beneficiary will receive any remaining contractual benefits upon the death of the Participant. The Beneficiary may receive the remaining benefits in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that We may make available, subject to the requirements of the Code.
Please see Your Contract and Your tax adviser for more information.
Annuity Period

Election of Maturity Date and Settlement Options
You can select a Maturity Date when You apply for the Contract and/or when We issue a Certificate.
You may elect to have all or a portion of the Cash Surrender Value of an Individual Account paid in a lump sum, or You may elect to have Your Cash Surrender Value or a portion thereof, distributed under any of the Annuity options described below. In addition, any amount payable from the Contract may be applied to an Annuity option. A Participant, if authorized, may apply any proceeds payable from his or her Individual Account to an Annuity option.
To elect an Annuity option, You must send a Written Request to Our Home Office at least 30 days before such election is to become effective. If no option is elected for Qualified Contracts, We will apply the Cash Surrender Value to Option 4 to provide a Joint and Last Survivor Life Annuity.
You must provide Us with the following information when You elect an Annuity option:
•
the Participant’s name, address, date of birth, and social security number;
•
the amount to be distributed in the form of an Annuity option;
•
the Annuity option which is to be purchased;
•
the date the Annuity option payments are to begin;
•
if the form of the Annuity provides a death benefit in the event of the Participant’s death, the name, relationship, and address of the Beneficiary as designated by You; and
•
any other data We may require.
Change of Maturity Date or Annuity Option
You may change the Maturity Date at any time as long as such change is made in writing and is received by Us at least 30 days before the scheduled Maturity Date is scheduled to become effective. Once an Annuity option has begun, it may not be changed.

Annuity Options
You or a Participant, if authorized, may elect any one of the following Annuity options. Annuity Payments may be available on a monthly, quarterly, semiannual, or annual basis. The minimum amount that may be applied to Annuity options is $2,000 unless We consent to a smaller amount. If any periodic payments due are less than $100, We reserve the right to make payments at less frequent intervals. Where required by state law or under a qualified retirement Plan, sex will not be taken into account in calculating Annuity Payments. Annuity rates will not be less than the rates guaranteed by the Contract at the time of purchase. Due to underwriting, administrative or Code considerations, the choice of percentage reduction and/or the duration of the Guarantee Period may be limited. Upon Your death, if Annuity Payments have already begun under a Qualified Contract, applicable tax law may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code .
We use the Life Annuity Tables to determine the first monthly payment. They show the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 applied. The amount applied to an Annuity will be the Cash Surrender Value attributable to a Participant’s Individual Account as of 14 days before the Maturity Date. We reserve the right to require satisfactory proof of age of any person on whose life We base Annuity Payments before making the first payment under any of these options.
Any Cash Surrender Value We apply to an Annuity option will provide payments at least equal to those provided if the same amount was applied to purchase a single premium immediate Annuity We offer at that time for the same class of Contracts. If it would produce a larger payment, We agree that We will determine the Annuity Payment using the Life Annuity Tables in effect on the Maturity Date.
As provided in Your Contract, We may adjust the age used to determine Annuity Payments, and We may deduct Premium Taxes from Annuity Payments.
Your income payment amount will depend upon Your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (Annuitants) will also be considered. For example, if You select an Annuity option guaranteeing payments for Your lifetime and Your spouse’s lifetime, Your payments will typically be lower than if You select an Annuity option with payments over only Your lifetime. Annuity options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Options 2, as defined below) result in payments that are smaller than with Annuity options without such a guarantee (such as Option 1, Option 3 or Option 4, as defined below). In addition, to the extent the Annuity options have a Guarantee Period, choosing a shorter Guarantee Period will result in each payment being larger. Generally, if more than one frequency is permitted under Your Contract, choosing less frequent payments will result in each Annuity Payment being larger.
Option 1 — Life Annuity — NO REFUND: The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for Beneficiaries.
Option 2 — Life Annuity With 120, 180, or 240 Monthly Payments Assured: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180, or 240 months as elected, We will continue making payments to the Beneficiary during the remainder of the period. For Qualified Contracts, due to Code considerations, we may limit the choice to Life Annuity with 120 Monthly Payments Assured. Upon Your death, if Annuity Payments have already begun under a Qualified Contract providing for 180 or 240 Monthly Payments assured, applicable tax law may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code.
Option 3 — Joint And Last Survivor Life Annuity: The Company will make Annuity Payments during the joint lifetime of the Annuitant and a second person. On the death of either person, We will continue making payments to the survivor. No further payments will be made following the death of the survivor. For Qualified Contracts, due to Code considerations, we may limit this option to those where the second person is the Annuitant’s spouse or an individual not more than 10 years younger than the Annuitant. Upon Your Death, we may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee: The Company will make monthly Annuity Payments during the lifetimes of the Annuitant and a second person. One of the two persons will be designated as the primary payee. The other will be designated as secondary payee. On the death of the secondary payee, if survived by the primary payee, We will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.
On the death of the primary payee, if survived by the secondary payee, We will continue to make monthly Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee.
No further payments will be made following the death of the survivor. For Qualified Contracts, due to Code considerations, we may limit this option to those where the second person is the Annuitant’s spouse or an individual not more than 10 years younger than the Annuitant. Upon Your Death, we may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code.
Option 5 — Payments For A Fixed Period: The Company will make monthly payments for the period selected. If at the death of the Annuitant payments have been made for less than the period selected, the Company will continue to make payments to the Beneficiary during the remainder of that period. Please note that Option 5 may not satisfy minimum required distribution rules for Qualified Contracts. For Qualified Contracts, due to Code considerations for any period after Your death, we may limit the choice of a Term Certain to not exceed 10 years. In addition, upon Your Death, we may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the requirements of the Code. Consult a tax advisor before electing this option.
Option 6 — Other Annuity Options: The Company will make other arrangements for Annuity Payments as may be mutually agreed upon by You and Us.
Annuity Payment
The first payment under any Annuity option will be made on the Maturity Date. Subsequent payments will be made in accordance with the manner of payment selected and are based on the first payment date.
The option elected must result in a payment at least equal to the minimum payment amount according to Company rules then in effect. If at any time payments are less than the minimum payment amount, the Company has the right to change the frequency to an interval resulting in a payment at least equal to the minimum. If any amount due is less than the minimum per year, the Company may make other arrangements that are equitable to the Annuitant.
Once Annuity Payments have begun, no Surrender of the Annuity benefit can be made for the purpose of receiving a lump-sum settlement.
Death of Annuitant After the Maturity Date
If the Annuitant dies after the Maturity Date, any amount payable as a death benefit will be distributed at least as rapidly as under the method of distribution in effect.

Miscellaneous Contract Provisions

Right to Return
For Contracts in use with combination tax qualified/tax sheltered Annuity Plan, under internal revenue code sections 401/403(b), or a tax sheltered Annuity Plan, You may return the Contract within ten days after You receive it (the “right to return period”) without paying fees or penalties. If the Certificate is returned, We will return the Purchase Payment made to the Certificate. After a Certificate is returned, it will be considered as never in effect. See Appendix D for state variations.
Termination
Section 403(b) Plan Terminations
Upon a Section 403(b) Plan Termination, Your employer is required to distribute Your Plan benefits under the Contract to You. Your employer may permit You to receive Your distribution of Your 403(b) Plan benefit in cash or in the form of the Contract.
If You elect to receive Your full distribution in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to a Market Adjusted Value calculation and applicable Surrender charges. Outstanding loans, if available, will be satisfied (paid) from Your cash benefit prior to its distribution to You. In addition, Your cash distributions are subject to withholding, ordinary income tax and applicable federal income tax penalties. (See “Federal Tax Considerations.”) If Your employer chooses to distribute cash as the default option, Your employer may not give You the opportunity to instruct the Company to make, at a minimum, a direct transfer to another funding option or Annuity Contract issued by Us or one of Our affiliates which may avoid a Surrender charge. In that case, You will receive the net cash distribution, less any applicable Market Adjusted Value calculation, Surrender charge and withholding.
If You receive the distribution in the form of the Contract. We will continue to administer the Contract according to its terms. However in that case, You may not make any additional Purchase Payments or take any loans. In addition the Company will rely on You to provide certain information that would otherwise be provided to the Company by the employer or Plan Administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of a Contract as a default option when that Contract is an investment vehicle for a Section 403(b) ERISA Plan.
Other Plan Terminations
Upon termination of a retirement Plan that is not a Section 403(b) Plan, Your employer is generally required to distribute Your Plan benefits under the Contract to You.
This distribution is in cash. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to a Market Adjusted Value calculation and any applicable Surrender charges. Outstanding loans, if available, will be satisfied (paid) from Your cash benefit prior to its distribution to You. In addition, Your cash distributions are subject to withholding, ordinary income tax and applicable federal income tax penalties. (See “Federal Tax Considerations.”) Surrender charges will be waived if the net distribution is made under the exceptions listed in the “Surrenders” section of this prospectus. However, Your employer may not give You the opportunity to instruct the Company to make, at a minimum, a direct transfer to another funding option or Annuity Contract issued by Us or one of Our affiliates which may avoid a Surrender charge. In that case, You will receive the net cash distribution, less any applicable Market Adjusted Value calculation, Surrender charge and withholding.
Misstatement
We may require proof of age of the Contract Owner, Beneficiary or Annuitant before making any payments under Contract that are measured by the Contract Owner’s, Beneficiary’s or Annuitant’s life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.
Once Annuity Payments have begun, the amount of any overpayments or underpayments will be deducted from or added to the payment or payments made after the adjustment. In certain states, We are required to pay interest on any underpayments.

Investments by the Company

We must invest Our assets according to applicable state laws regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
In establishing interest rates, the Company will consider the yields on fixed income securities that are part of the Company’s current investment strategy for the Contracts at the time that the interest rates are established. (See “Establishment of Interest Rates”.) The current investment strategy for the Contracts is to invest in fixed income securities, including public bonds, privately placed bonds, and mortgages, some of which may be zero coupon securities. While this generally describes Our investment strategy, We are not obligated to follow any particular strategy except as may be required by federal and state laws.
Annual Statement

At the end of each calendar year, You will receive a statement that will show:
•
Your Cash Value as of the end of the preceding year;
•
all transactions regarding Your Contract during the year;
•
Your Cash Value at the end of the current year; and
•
the interest credited to Your Contract.
Federal Tax Considerations

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of federal income tax rules may vary with You particular circumstances. This discussion does not include all the federal income tax rules that may affect You and Your Contract. Nor does this discussion address other federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect Your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to Your individual situation.
You are responsible for determining whether Your purchase of a Contract, withdrawals, income payments and any other transactions under Your Contract satisfy applicable tax law. We are not responsible for determining if Your employer’s Plan or arrangement satisfies the requirements of the Code and/or ERISA.
To the extent permitted under federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the portfolios to foreign jurisdictions.
For federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex. The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Qualified Annuity Contracts
Introduction
The Contract may be purchased through certain types of retirement Plans that receive favorable treatment under the Code (“tax qualified Plans” or “qualified Plans”. Tax-qualified Plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) Plans. Extensive special tax rules apply to qualified Plans and to the Annuity Contracts used in connection with these Plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified Plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the Plan will be subject to the terms and conditions of the Plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement Plan or a particular contribution to the Plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a Plan.
All qualified Plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an Annuity, there should be reasons other than tax deferral for acquiring the annuity within the Plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract may also be available in connection with an employer’s non-qualified deferred compensation Plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the Plan. The tax rules regarding these Plans are complex. Please consult Your tax adviser about Your particular situation.
Accumulation
The tax rules applicable to qualified Plans vary according to the type of Plan and the terms and conditions of the Plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code.
Purchase Payments or contributions to IRAs or tax qualified retirement Plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase Payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase Payments made on an “after tax” basis do not reduce Your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single purchase payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement Plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) Plan).
A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established in accordance with a distribution option under a retirement Plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) Plan), the Contract will only accept as its single Purchase Payment a transfer from such employer retirement Plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any). Under current federal income tax rules, the taxable portion of distributions under Annuity Contracts and qualified Plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, Your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of Your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59½
A taxable withdrawal from a qualified Contract which is subject to income tax may also be subject to a 10% federal income tax penalty for "early" distribution if taken prior to age 59 ½, unless an exception described below applies.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a) on account of Your death or disability,

(b) as part of a series of substantially equal periodic payments payable for Your life (or life expectancy) or joint lives (or joint life expectancies) of You and Your designated Beneficiary and (in the case of certain employer-sponsored qualified plans) You are separated from employment,
(c) on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(d) pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(e) to pay IRS levies (and made after December 31, 1999),
(f) to pay deductible medical expenses, or
(g) in the case of IRAs only, to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. Other exceptions include certain provisions under the SECURE 2.0 Act of 2022 which may provide the ability to recontribute an “early” distribution to an IRA or employer sponsored qualified plan (subject to the provisions of the Code, the qualified Plan/IRA, the Contract and our administrative rules.) You should consult Your tax adviser to confirm whether an exception applies.
If You receive systematic payments or any other payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to Your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional Purchase Payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
The 10% federal income tax penalty on early distribution does not apply to governmental 457(b) Plan Contracts. However, it does apply to distributions from 457(b) Plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement Plans.
Rollovers and Transfers
Your Contract is non-forfeitable (i.e., not subject to the claims of Your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer Plans subject to ERISA may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from Your Contract to another eligible retirement Plan or IRA. For 457(b) Plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) Plan maintained by a non-governmental employer.
Federal income tax law allows You to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs You own. Generally, this limit does not apply to trustee-to-trustee transfers between IRAs. Because the rollover rules are complex, please consult with Your tax adviser before making an IRA rollover.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a) minimum distribution requirements,
(b) financial hardship, or
(c) for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer Plan, We are required to withhold 20% of the taxable portion of Your withdrawal that constitutes an “eligible rollover distribution” for federal income taxes. The amount We withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another IRA or other qualified Plan. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified Plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit in a qualified Contract is taxable to the recipient in the same manner as if paid to the Contract owner or Plan Participant (under the rules for withdrawals or income payments, whichever is applicable).
Required Minimum Distribution (“RMD”) amounts are required to be distributed from a qualified annuity Contract (including a Roth IRA) following Your death.
Congress recently changed the RMD rules for individuals who die after 2019.  The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to Your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution Plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies.  An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations.  An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant.   We may limit any payment option over life, or a period not exceeding life expectancy.
Generally, distributions under this exception must start by the end of the year following Your death.  However, if Your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year You would have attained the Applicable Age (as defined in the chart below) if Your Contract permits.
If You die after Annuity Payments have already begun under a Qualified Contract, any remaining payments under the Contract also must be made in accordance with the RMD rules.  In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If Your surviving spouse is the sole designated beneficiary of Your Traditional or Roth IRA, then Your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death. The beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if Your Beneficiary is not a natural person, such as Your estate.
Your spouse may be able to roll over the death proceeds into another eligible retirement Plan in which he or she participates, if permitted under the receiving Plan, he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If Your beneficiary is not Your spouse and Your Plan and Contract permit, Your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA.  However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for Contracts issued in connection with qualified Plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the Contract.  In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.
Applicable Age for Required Minimum Distributions (RMD)
As used in the prospectus, “Applicable Age” means the following:
If you…	Your “Applicable Age” is…
Were born on or before June 30, 1949	70½
Were born on or after July 1, 1949 (and attain age 72 prior to January 1, 2023)	72
Attain age 72 on or after January 1, 2023 (and attain age 73 on or before December 31, 2032)	73*

If you…	Your “Applicable Age” is…
Attain age 74 on or after January 1, 2033	75*
* If you were born in 1959, you should consult your tax adviser regarding your “Applicable Age,” because it is not clear under the SECURE 2.0 Act whether your Applicable Age is age 73 or age 75.
Required Minimum Distributions
Generally, You must begin receiving RMD amounts from Your qualified Contract by the Required Beginning Date.  Generally, for retirement Plans, the “Required Beginning Date” is April 1 following the later of:
(a) the calendar year in which You reach the Applicable Age, or
(b) the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of Your employer.
For IRAs (including SEPs and SIMPLEs), the Required Beginning Date by which You must begin receiving withdrawals is the year in which You attain the Applicable Age, even if You have not retired, taking Your first distribution no later than April 1 of the year after You reach the Applicable Age.
For all subsequent years, including the first year in which You took Your RMD by April 1, You must take the required minimum distribution for the year by December 31st.  This will require You to take two distributions in the same calendar year if You wait to take Your first distribution until April 1 of the year after attaining the Applicable Age.
A tax penalty (an excise tax) of up to 25% applies to the shortfall of any required minimum distributions You fail to receive.
You may not satisfy minimum distributions for one employer’s qualified Plan (e.g., 401(a), 403(a), 457(b)) with distributions from another qualified Plan of the same or a different employer.  However, an aggregation rule does apply in the case of IRAs (including SEP and SIMPLE IRAs) or 403(b) Plans.  The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of Your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of the Your 403(b) Plan contracts.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to Your account in computing the amount required to be distributed over the applicable period.  We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule.  You should consult Your own tax adviser as to how these rules affect Your own distribution under this rule.
If You intend to receive Your minimum distributions in the form of Annuity Payments that are payable over the joint lives of You and a beneficiary or over a guaranteed duration of more than 10 years, be advised that federal tax law may require that, after Your death, any remaining payments be made over a shorter period or be reduced after Your death to satisfy the RMD rules and avoid the up to 25% excise tax. Other complex rules also apply to RMDs taken in the form of annuity payments.  You should consult Your own tax adviser as to how these rules affect Your own Contract.
Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs.  However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs. Effective in 2024, similar rules apply to Roth account balances maintained in employer-sponsored qualified plans. As a result, required minimum distribution rules that generally apply under an employer-sponsored qualified plan once You attain Your Applicable Age, will not apply to any Roth account balance while You are alive. However, in general, post-death rules with respect to minimum distributions do apply to beneficiaries upon Your death.
Inherited IRA
Subject to the provisions of the Code, the Contract and our administrative rules, we may make available an inherited IRA to (1) an individual non-spouse beneficiary, or (2) a surviving spouse beneficiary. Such beneficiaries are required to take required minimum distribution (RMD) in accordance with federal tax law. For example, if the inherited IRA is established as a ten-year inherited IRA, federal tax law generally requires a beneficiary to take annual RMD withdrawals from the inherited IRA if the deceased IRA owner/qualified plan participant died on or after their Required

Beginning Date (RBD). All inherited IRA contracts established as a ten-year inherited IRA also must be completely distributed by the end of the calendar year containing the tenth anniversary of the original IRA owner’s/qualified plan participant’s date of death. Because federal tax law and its RMD rules are complex, beneficiaries should consult a qualified tax adviser.
Additional Information Regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, Contract exchanges within a 403(b) Plan after September 24, 2007, must, at a minimum, meet the following requirements: (1) the Plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant's or a Beneficiary's accumulated benefit: (3) the receiving Contract includes distribution restrictions that are no less stringent than those imposed on the Contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the Plan, the employer enters into an agreement with the issuer to provide information to enable the Contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans, and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 ½, You generally cannot withdraw money from Your TSA Contract unless the withdrawal:
(1) Related to Purchase Payments made prior to 1989 and pre-1989 earnings on those Purchase Payments;
(2) Is exchanged to another permissible investment under Your 403(b) Plan;
(3) Relates to contributions to an Annuity Contract that are not salary reduction elective deferrals, if Your Plan allows it;
(4) Occurs after You die, leave Your job or become disabled (as defined by the Code);
(5) Is for financial hardship (but only to the extent of elective deferrals), if Your Plan allows it;
(6) Relates to distributions attributable to certain TSA Plan Terminations, if the conditions of the Code are met;
(7) Relates to rollover or after-tax contributions; or
(8) Is for the purchase of permissive service credit under a governmental defined benefit Plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the Participant no earlier than upon the earlier of the Participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability. Additional details and other special rules or exceptions may apply under the Code and Your TSA. You should consult with Your tax adviser before making a withdrawal from Your Contract.
Distinction for Puerto Rico Code
An Annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, Annuity, or a "cash or deferred" arrangement Plan established pursuant to Section 1081.01 of the Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”). To be tax qualified under the 2011 PR Code, a Plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified Plan is exempt from tax on its investment income.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified Plan, subject to statutory limitations on the amount that may be contributed each year. The Plan contributions by the employer are not required to be included in the current income of the employee.

Distributions
Any amount received or made available to the employee under the qualified Plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee’s gross income.  Thus, amounts actually distributed or made available to any employee under the qualified Plan will be included in their entirety in the employee’s gross income. The value of accrued benefits in a qualified retirement Plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant’s tax basis in his retirement Plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement Plan due to separation of employment or termination of a retirement Plan will generally be treated as ordinary income but will be subject to a withholding tax rate of 20%.  A special withholding tax rate of 10% may apply instead, if the Plan satisfies the following requirements:
(1) the Plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2) 10% of all Plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate.  The three-year period includes the year of the distribution and the two immediately preceding years.  In the case of a defined contribution Plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level.  Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits.  The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified Plan.
In the case of distributions from a qualified Plan in the form of annuity or installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified Plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year. The above-described distributions that exceed the amount of $35,000 during a taxable year (amount which includes the annual exclusion of $15,000) for retirees that are 60 years old or older, and $31,000 (amount which includes the annual exclusion of $11,000) for other retirees plus the recovery of the consideration paid for the annuity following the 3% recognition of income rule described above, will generally constitute ordinary income subject to a 10% withholding tax.
Upon the occurrence of a “Declared Disaster,” like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same.  The Eligible Distribution may not exceed $100,000, be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of the Declared Disaster.  The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
In contrast, if qualified retirement income, as defined in 4 U.S.C. Section 114(a), is distributed by a dual qualified Plan (i.e., a Plan qualified under Code Section 401 and under Section 1081.01 of the 2011 PR Code, that is funded through a U.S. Trust) to a non-Puerto Rico resident, such distribution is not subject to Puerto Rico income tax. The individual must not be a Puerto Rico resident at the time of the distribution and certain requirements must be satisfied by him/her for the distribution to receive this tax treatment.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if You are a resident of Puerto Rico.

Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a Participant from a qualified Plan, if the distribution is contributed to another qualified retirement Plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement Plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement Plan trust under the Code to that type of Plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement Plan is a Plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement Plan trust under the Code to a Puerto Rico qualified retirement Plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor Plan for U.S. income tax purposes because a Puerto Rico retirement Plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement Plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement Plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has held that a Puerto Rico retirement Plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Additional Federal Tax Considerations
Annuity Contracts purchased through tax qualified Plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified Plans which have certain beneficial tax consequences for Contract Owners and Plan Participants.
Types of Qualified Plans
The following list includes Individual Account-type Plans which may hold an Annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.
401(k), 401(a)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.
403(b) Tax Sheltered Annuity ("TSA ")
Established by Section 501 ( c )(3) tax exempt entities, public schools (K -12), public colleges, universities, churches, synagogues and mosques.
457(b) Governmental Sponsor
Established by state and local governments, public schools (K-12), public colleges and universities.
457(b) Non-Governmental Sponsor
Established by a tax-exempt entity. Under a non-governmental Plan, which must be a tax-exempt entity under Section 50 I( c) of the Code, all such investments of the Plan are owned by and are subject to the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental Section 457(b) Plan are taxable and are subject to federal income tax withholding as wages.
Additional Information Regarding 457(b) Plans
A 457(b) Plan may provide a one-time election to make special one-time "catch-up" contributions in one or more of the Participant's last three taxable years ending before the Participant's normal retirement age under the Plan. Participants in governmental 457(b) Plans may make two types of catch-up contributions, the age 50 or older catch-up and the special one-time catch-up contribution. However, both catch-up contribution types cannot be made in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified Plans for the purposes of determining the limitations applicable to Participants.
403(a) Annuity Plans

Similar in structure to 401(a) plans except that, instead of trusts, annuity contracts are the funding vehicle.
Roth Accounts
Individual or employee Plan contributions made to certain Plans on an after-tax basis. An IRA may be established as a Roth IRA under Section 408A, and 401(k), 403(b) and 457(b) Plans may provide for Roth accounts. Contributions to a Roth IRA are limited based on the level of your modified adjusted gross income.
ERISA
If Your Plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under Your Contract may be subject to Your spouse's rights as described below.
Generally, the spouse must give qualified consent whenever You:
(a)
Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which We make payments to You during Your lifetime and then make payments reduced by no more than 50% to Your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor Annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a Participant who dies with a vested interest in an accrued retirement benefit under the Plan before payment of the benefit has begun);
(b)
Make certain withdrawals under Plans for which a qualified consent is required;
(c)
Name someone other than the spouse as Your Beneficiary; or
(d)
Use Your accrued benefit as security for a loan exceeding $5,000.
Generally, there is no limit to the number of Your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledge the identity of the designated Beneficiary and the form of benefit be selected, dated, signed by Your spouse, witnessed by a notary public or Plan representative, and that it be in a form satisfactory to Us. The waiver of the QJSA generally must be executed during the 180 days period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, Your surviving spouse will be Your Beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the Beneficiary designation must be made in writing that acknowledges the designated Beneficiary, dated, signed by Your spouse, witnessed by a notary public or Plan representative and in a form satisfactory to Us. Generally, there is no limit to the number of Beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the Plan year in which You attain age 35. The waiver period for the QPSA ends on the date of Your death.
If the present value of Your benefit is worth $5,000 or less, Your Plan generally may provide for distribution of Your entire interest in a lump sum without spousal consent.
Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Catch-Up Contribution
401(a)	(Employer contributions only)
401(k)	$24,500	$8,000
403(b) (TSA)	$24,500	$8,000
457(b)	$24,500	$8,000
Dollar limits are for 2026 and subject to cost-of-living adjustments in future years. Employer-sponsored Individual Account Plans (other than 457(b) Plans) may provide for additional employer contributions such that total annual Plan contributions do not to exceed the lesser of $72,000 and 100% of an employee’s compensation for 2026. Starting in 2026, a higher catch-up contribution amount (to a maximum of $11,250) may be allowed for individuals who have reached ages 60, 61, 62, or 63. Consult Your tax adviser.

Federal Estate Taxes
While no attempt is being made to discuss the federal estate tax implications of the Contract, You should bear in mind that the value of an Annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the Annuity Contract, the value of the Annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an Annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations Younger than the Contract Owner. Regulations issued under the Code may require Us to deduct the tax from Your Contract, or from any applicable payment, and pay it directly to the IRS.
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to Annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from Annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an Annuity Contract purchase.
Abandoned Property requirements

Every state has unclaimed property laws that generally declare non-ERISA Annuity Contracts to be abandoned after a period of inactivity of three to five years from the Contract’s Maturity Date, or the date the death benefit is due and payable, or such other date as required by state law. Contracts purchased through certain qualified plans, including IRAs and Roth IRAs, may be subject to special or additional abandoned property rules under state law. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on Our books and records, or to Our state of domicile. (Escheatment is the formal legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if Your Beneficiary steps forward to claim it with the proper documentation. To prevent Your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your Beneficiary designations, including addresses, if and as they change. Please call 1-888-243-1932 to make such changes.
Other Information

The Insurance Company
Brighthouse Life Insurance Company (the “Company”) is a Delaware stock life insurance company originally incorporated in Connecticut in 1863. The Company is licensed to conduct business in all states of the United States except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands.
The Company is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. The Company’s executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277.

On November 6, 2025, BHF and Aquarian Capital LLC (“Aquarian”) announced that they had entered into a definitive agreement under which an affiliate of Aquarian will acquire BHF. This transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction or waiver of the other conditions, the transaction is expected to be consummated in 2026.
Upon the consummation of the transaction, Aquarian will become the ultimate parent of BHF and the Company will remain an indirect wholly-owned subsidiary of BHF. Although Aquarian will replace BHF as the Company’s ultimate parent, the Company will continue in its present role as the issuer of your contract. All of your rights and benefits under your contract and the Company’s obligations under the contract will remain unchanged.
Founded in 2017, Aquarian Capital is a diversified global holding company with a strategic portfolio of insurance and asset management solutions. Aquarian is headquartered in New York, NY.
Financial Statements
The financial statements for the Company are located in the Statement of Additional Information.
Distribution of the Contracts
Brighthouse Securities, LLC ("Brighthouse Securities") is the principal underwriter and distributor of the securities offered through this prospectus. Both the Company and Brighthouse Securities are indirect, wholly-owned subsidiaries of Brighthouse Financial. Brighthouse Securities, which is Our affiliate, also acts as the principal underwriter and distributor of some of the other variable Annuity Contracts and Variable life insurance policies We and Our affiliated companies issue. We reimburse Brighthouse Securities for expenses Brighthouse Securities incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). Brighthouse Securities does not retain any fees under the Contracts.
Brighthouse Securities' principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended (“Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
The Contracts are sold through unaffiliated broker-dealers under the Exchange Act and members of FINRA. The Contracts may also be sold through the mail, the Internet or by telephone. The Company no longer actively offers the Contracts to new purchasers, but it continues to accept Participants from existing Contracts and Purchase Payments from existing Contract Owners and Plan Participants.
There is no front-end sales load deducted from Purchase Payments to pay sales commissions. Brighthouse Securities pays compensation based upon a ‘gross dealer concession' model. The maximum gross dealer concession is 6% of each Purchase Payment. The gross dealer concession applies each year the Contract is in force and, starting in the second Contract Year, is a maximum of 1% of the Contract Value each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.
We may make payments to Brighthouse Securities that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Brighthouse Securities’ management team and other expenses of distributing the Contracts. Brighthouse Securities’ management team and financial representatives also may be eligible for non-cash compensation items that We may provide jointly with Brighthouse Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Broker-dealers pay their financial representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its financial representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Financial representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines, directly from Us or the distributor. We and Our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or financial representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask Your financial representative (where applicable) from the unaffiliated broker-dealer for further information about what he or she and the broker-dealer for which he or she works may receive in connection with Your purchase of a Contract.
From time to time, We pay organizations, associations and non-profit organizations fees to sponsor Our variable Annuity Contracts. We may also obtain access to an organization’s members to market Our variable Annuity Contracts. These organizations are compensated for their sponsorship of Our variable Annuity Contracts in various ways. Primarily, they receive a flat fee from Us. We also compensate these organizations by funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, We hire organizations including, for example, Metropolitan Life Insurance Company or MetLife Securities, Inc., with whom We were previously affiliated, to perform administrative and enrollment services for Us, for which they are paid a fee which may be based upon a percentage of the account balances their members hold in the Contract. We also may retain finders and consultants to introduce Us to potential clients and for establishing and maintaining relationships between Us and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or Our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.
Additional Compensation for Selected Selling Firms. Brighthouse Securities has entered into distribution arrangements with certain selected unaffiliated selling firms. Under these arrangements, Brighthouse Securities may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be an annual flat fee or, in many cases, depends on cumulative periodic (usually quarterly) sales of Our insurance Contracts (including the Contracts) and may also depend on meeting thresholds in the sale of certain of Our insurance Contracts (other than the Contracts). They may also include payments We make to cover the cost of marketing or other support services provided for or by registered representatives who may sell Our products. Introduction fees are payments to selling firms in connection with the addition of Our products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer Our products. Persistency payments are periodic payments based on account values of Our insurance Contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the Contracts in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their financial representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ financial representatives. Brighthouse Securities has entered into such distribution agreements with unaffiliated selling firms identified on Our website.
The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their financial representatives with an incentive to favor sales of the Contracts over other Annuity Contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. For more information about any such additional compensation arrangements, ask Your financial representative (where applicable).
Conformity with State and Federal Laws
The laws of the state in which We deliver a Contract govern that Contract. Where a state has not approved a Contract feature, it will not be available in that state. Any paid-up Annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which We delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

Amendment of the Contracts
We reserve the right to amend the Contracts to comply with applicable federal or state laws or regulations. We will notify You in writing of any such amendments.
Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require Us to block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about You and Your Contract to government regulators.
Legal Proceedings
In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the ability of the Company to meet its obligations under the Contracts.
Exchanges
The Code generally permits You to exchange one Annuity contract for another in a “tax-free exchange.” Therefore, You can transfer the proceeds from another Annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, You should carefully compare this Contract to Your current contract. You may have to pay a Surrender charge or other penalty under Your current contract to exchange it for this Contract, and this Contract has its own Surrender charges that would apply to You. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of Your current contract. In addition, You may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless You determine, after evaluating all the facts that the exchange is in Your best interests. Remember that the person selling You the Contract generally will earn a commission on the sale.

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Appendix A

Investment Options Available Under the Contract
The following lists the investment option currently available under the Contract, which may be amended from time to time and can be found online at https://dfinview.com/BHF/PUFT/BHF107?site=BHF1. For more information about the Guarantee Periods, see “Interest Periods.”
Note: Full Surrenders of the Contract during the Accumulation Period due to Contract discontinuations will be subject to a Market Adjusted Value calculation. This may result in a significant reduction in Your Contract Value. See “Charges, Deductions, and Adjustments – Contract Discontinuation and Market Adjusted Value” for more information.
Name	Term (Guarantee Period)	Guaranteed Minimum Interest Rate
General Account	12 months	1%
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Appendix B

Information Concerning Qualified Plans
Plans eligible to purchase the Contract are pension and profit sharing Plans qualified under Section 401(a) of the Code, Section 403(b) Plans, and eligible state deferred compensation Plans under Section 457 of the Code (“Qualified Plans”). Trustees should consider whether the Plan permits the investment of Plan assets in the Contract, the distribution of such and Annuity and payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued Plan qualification and operation, earnings on Plan assets will accumulate value on a tax deferred basis even if the Plan is not funded by this Contract. Trustees therefore should consider features of the Contract other than tax deferral before investing in the Contract. In addition, because required minimum distributions must generally begin for Participants after attaining the Applicable Age, (or, if later, when the Participant retires from employment with the employer maintaining the Plan, provided the Plan permits and the Participant is not a 5% or more owner), trustees should consider whether the Contract may be an appropriate purchase for Participants approaching or over their Applicable Age for taking RMD.
To apply for this Contract, the trustee or other applicant must complete an application or purchase order for the group Annuity Contract and make a Purchase Payment. A group Annuity Contract will then be issued to the applicant. While Certificates may or may not be issued, each Purchase Payment is confirmed to the Contract Owner. Each account will have its own optional Guarantee Period and Guaranteed Interest Rate. Surrenders under the group Annuity Contract may be made at the election of the Contract Owner, from the account established under the Contract. Account Surrenders are subject to the same limitations, adjustments and charges as Surrenders made under a Certificate (see “Surrenders”). Cash Surrender Values may be taken in cash or applied to purchase annuities for the Contract Owners’ Qualified Plan Participants.
Because there might be Participant accounts, the qualified group Annuity Contract issued in connection with a Qualified Plan may not provide for death benefits. Annuities purchased for Qualified Plan Participants may provide for a payment upon the death of the Annuitant depending on the option chosen (see “Annuity Options”). Additionally, since there might not be Annuitants prior to the actual purchase of an Annuity by the Contract Owner, the provisions regarding the Maturity Date may not be applicable.
B-1

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Appendix C

What You Need To Know If You Are A Texas Optional Retirement Program Participant
If You are a Participant in the Texas Optional Retirement Program, Texas law permits Us to make withdrawals on Your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying Your vesting status and (if applicable) termination of employment. Also, We require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state’s matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without Your consent to the extent necessary to maintain compliance with the law.
C-1

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Appendix D

State Variations
Certain Contract features and/or benefits described in this prospectus may vary or may not be available in Your state, or may have been approved in Your state after Your Contract was issued and cannot be added. These variations are reflected in your Contract and in riders to Your Contract. The following information is a summary of the states where certain Contract features and/or benefits are either not available as of the date of this prospectus or vary from the Contract’s features and benefits as described in this prospectus. You should reference Your Plan documents or speak with Your employer or Plan Administrator for specific information that may be applicable to your state.
State	Features or Benefit	Variation
Alabama	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Alaska	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Arizona	Free Look	If the Owner is age 65 or older, the Free Look period is 30 days. For the replacement of an existing contract, the Free Look period is 30 days.
Arkansas	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
California	Free Look	If the Owner is age 60 or older, the Free Look period is 30 days. For the replacement of an existing contract, the Free Look period is 30 days.
Colorado	Free Look	The Free Look period is 15 days. For the replacement of an existing contract, the Free Look period is 30 days.
Connecticut	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Delaware	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Florida	Free Look	The Free Look period is 21 days.
Hawaii	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Idaho	Free Look	The Free Look period is 20 days.
Indiana	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Iowa	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Kansas	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.

State	Features or Benefit	Variation
Kentucky	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Louisiana	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Maine	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Maryland	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Massachusetts	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Minnesota	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Mississippi	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Missouri	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Montana	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Nebraska	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Nevada	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
New Hampshire	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
New Jersey	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
New Mexico	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
New York	Free Look	For the replacement of an existing contract, the Free Look period is 60 days.
North Carolina	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
North Dakota	Free Look	The Free Look period is 20 days.
Ohio	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

State	Features or Benefit	Variation
Oklahoma	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Oregon	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Pennsylvania	Free Look
For the replacement of an existing
contract that was not issued to You by
Us, Your right to cancel period is
20 days. For the replacement of an
existing contract that was issued to
You by Us, Your right to cancel period
is 45 days.

Rhode Island	Free Look	The Free Look period is 20 days. For the replacement of an existing contract, the Free Look period is 30 days.
South Carolina	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
South Dakota	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Tennessee	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
Texas	Free Look	The Free Look period is 20 days. For the replacement of an existing contract, the Free Look period is 30 days.
Utah	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Vermont	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Virginia	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Washington	Free Look	For the replacement of an existing contract, the Free Look period is 20 days.
West Virginia	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Wisconsin	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.
Wyoming	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

The statement of additional information (SAI) includes additional information about the Company. The SAI is dated the same as this prospectus and is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI or to request more information about the Contract, and to make investor inquiries, call Us at (833) 208-3018.
Reports and other information about the Company are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is
Brighthouse Life Insurance Company (RILA MVA) C000266101

Fixed Annuity (Stable Value Annuity)
STATEMENT OF ADDITIONAL INFORMATION
Dated
April 27, 2026
For Variable Annuity Contracts
ISSUED BY
BRIGHTHOUSE LIFE INSURANCE COMPANY
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated April 27, 2026. A copy of the Contract Prospectus may be obtained by writing to Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, or by calling (833) 208-3018, by visiting https://dfinview.com/BHF/PUFT/BHF78 (Gold Track) and https://dfinview.com/BHF/PUFT/BHF79 (Gold Track Select) or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/.
The SAI contains information in addition to the information described in the Prospectus for the Annuity Contracts (the “Contract(s)”) offered by Brighthouse Life Insurance Company (“we”, “our”, or the “Company”).
Book 074 SAI

THE INSURANCE COMPANY
Brighthouse Life Insurance Company (“BLIC” or the “Company”) is a Delaware corporation originally incorporated in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all U.S. states (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. The Company was an indirect, wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
On November 6, 2025, BHF and Aquarian Capital LLC (“Aquarian”) announced that they had entered into a definitive agreement under which an affiliate of Aquarian will acquire BHF. This transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction or waiver of the other conditions, the transaction is expected to be consummated in 2026.
Upon the consummation of the transaction, Aquarian will become the ultimate parent of BHF and BLIC will remain an indirect wholly-owned subsidiary of BHF. Although Aquarian will replace BHF as BLIC’s ultimate parent, BLIC will continue in its present role as the issuer of your contract. All of your rights and benefits under your contract and BLIC’s obligations under the contract will remain unchanged.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA: From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the contracts and paying any benefits due under all contracts issued by each of its corporate predecessors. These predecessor companies that issued contracts on and prior to November 14, 2014 were the following:
•MetLife Insurance Company of Connecticut: MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006. MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under “MetLife Insurance Company USA” above.
•MetLife Life and Annuity Company of Connecticut: MetLife Life and Annuity Company of Connecticut (“MLAC”), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
•MetLife Investors USA Insurance Company: MetLife Investors USA Insurance Company (“MLI USA”), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company: MetLife Investors Insurance Company (“MLI”), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company of California: MetLife Investors Insurance Company of California (“MLI-CA”), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.
2

SERVICES
None.
PRINCIPAL UNDERWRITER
Brighthouse Securities, LLC (“Brighthouse Securities”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. Brighthouse Securities’ principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities and the Company are affiliates because they are both under common control of Brighthouse Financial, Inc.
CUSTODIAN
Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
PRINCIPAL UNDERWRITING AND DISTRIBUTION AGREEMENT
Information about the distribution of the Contracts is contained in the prospectus (see “Other Information — Distribution of the Contracts”). Additional information is provided below.
Under the terms of the Principal Underwriting and Distribution Agreement among the Separate Account, Brighthouse Securities and the Company, Brighthouse Securities acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses Brighthouse Securities for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the principal underwriter. Brighthouse Securities was the recipient of these commissions thereafter.
Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2025	$737,658,036	$0
2024	$724,114,938	$0
2023	$665,088,655	$0
The Company and Brighthouse Securities have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called “shelf space” arrangements. Under these arrangements, the Company and Brighthouse Securities pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company’s products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms’ sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company’s products.
These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by Brighthouse Securities or the Company out of their own assets and will not result in any additional direct charge to You. Such compensation may cause the broker dealer firms and their registered representatives to favor the Company’s products.
3

The principal underwriter or the Company paid the following amounts during 2025. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2025 ranged from $207 to $16,244,724*. The amount of commissions paid to selected broker-dealer firms during 2025 ranged from $14,249 to $97,879,821. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2025 ranged from $14,249 to $114,124,545*.
*
For purposes of this calculation, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliate Brighthouse Life Insurance Company of NY.
The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and Brighthouse Securities under which the broker-dealer firms received additional compensation in 2025 in connection with the sale of Our Variable Annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:
American Portfolios Financial Services, Inc.
Ameriprise Financial Services, Inc.
Ameritas Investment Corp.
Arvest Investments, Inc.
Benjamin F. Edwards & Company, Inc.
BNY Mellon Securities Corporation
Cambridge Investment Research, Inc.
Capital Investment Brokerage, Inc.
Capital Investments Group, Inc.
Centaurus Financial, Inc.
Cetera Advisors LLC
Cetera Advisor Networks LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
CFD Investments, Inc.
Citigroup Global Markets, Inc.
Citizens Securities, Inc.
Commonwealth Financial Network
Copper Financial Network, LLC
Equitable Advisors, LLC
Equity Services, Inc.
Fifth Third Securities, Inc.
First Citizens Investor Services, Inc.
First Heartland Capital, Inc.
Founders Financial Securities LLC
FSC Securities Corporation
Geneos Wealth Management, Inc.
Gradient Securities, LLC
GWN Securities Inc.
Hornor, Townsend & Kent, LLC
Independent Financial Group, LLC
Infinex Investments, Inc.
Integrity Alliance, LLC
Investacorp Advisory Services, Inc.
Janney Montgomery Scott LLC
J.P. Morgan Securities LLC
J.W. Cole Financial, Inc.
Kestra Investment Services, LLC
Key Investment Services LLC
KMS Financial Services, Inc.
Lifemark Securities Corp.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
4

Lincoln Investment Planning, Inc.
Lion Street Financial, LLC
LPL Financial Corp. Affiliates
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith Inc
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
Navy Federal Financial Group, LLC
OneAmerica Securities, Inc.
Oppenheimer & Co. Inc.
OSAIC Wealth, Inc.
Packerland Brokerage Services, Inc.
Park Avenue Securities LLC
PFS Investments Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Robert W. Baird & Co
Rockerfeller Capital Management
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Santander Securities LLC
Securities America, Inc.
Securities Service Network, LLC
Stifel, Nicolaus & Company, Incorporated
The Leaders Group, Inc.
The O.N. Equity Sales Company
Transamerica Financial Advisors, Inc.
Triad Advisors LLC
Truist Investment Services, Inc.
UBS Financial Services Inc.
United Planners Financial Services of America
U.S. Bancorp Advisors, LLC
U.S. Bancorp Investments, Inc.
USA Financial Securities Corporation
ValMark Securities, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.
There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.
Reduction or Elimination of the Withdrawal Charge. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.
CALCULATION OF ANNUITY UNIT VALUE
The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor (as described immediately below) for the business day just ended, divided by (c) the assumed net investment factor for the Valuation Period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation Period of one day is 1.000081 and, for a period of two days, is 1.000081 × 1.000081.)
5

The net investment factor is used to measure the investment performance of a Funding Option from one Valuation Period to the next. The net investment factor for a Funding Option for any Valuation Period is equal to (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Funding Option at the beginning of the Valuation Period.
The net investment factor may be either positive or negative. A Funding Option’s investment income includes any distribution whose ex-dividend date occurs during the Valuation Period. The net investment factor is then reduced by a maximum charge of 0.000035616 for each day in the Valuation Period which is the daily equivalent of the maximum annual Separate Account Charge.
Legal or Regulatory Restrictions on Transactions
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.
Market Adjusted Value Examples
A Market Adjusted Value calculation may only apply to full Surrenders during the Accumulation Period due to a Contract discontinuation. The amount payable to You may be increased or decreased by the application of the Market Adjusted Value calculation to the Cash Value. This is the Market Adjusted Value. A negative Market Adjusted Value calculation will result in loss. In extreme circumstances, You could lose up to 100% of the amount Surrendered due to a negative Market Adjusted Value calculation.
If Your Contract Value is subject to both a Market Adjusted Value calculation and a Surrender charge, the Market Adjusted Value calculation will be applied first. Any applicable Surrender charges, taxes or other amounts deducted from upon Surrender will be deducted from the Market Adjusted Value. A Surrender charge will generally apply if You make a partial or full surrender of Your Contract. See “Access to Your Money - Contract Discontinuance” in the prospectus for more details about when a Market Adjusted Value calculation will apply.
The Market Adjusted Value calculation reflects the relationship between the interest rate on new deposits for this class of Contracts on the date of Surrender and the interest rate credited to amounts in Your Contract on the date of Surrender. The purpose of the Market Adjusted Value calculation is to generally transfer from Us to You the risk of losses on the fixed income investments that We acquire to support Our obligations under the Fixed Account if You prematurely liquidate Your investment. Generally, if interest rates increase from the time that Purchase Payments are deposited in Our General Account to the time that the Contract is discontinued, one could expect the Market Adjusted Value calculation to be negative. If interest rates decrease in that time period, one could expect the Market Adjusted Value calculation to be positive.
The examples below are intended to show how the Market Adjusted Value is calculated and how it would be applied when there is a full Surrender upon discontinuation of the Contract. Example A will illustrate negative Market Adjusted Value and Example B will illustrate a positive Market Adjusted Value. The formula is the following:
Market Adjusted Value = Cash Value × (1 + RO)5 / (1 + R1 + .0025†)5
Where:
R0 is the weighted average of all interest rates credited to all amounts in the Contract on the date of discontinuance, and
R1 is the interest rate on new deposits for this class of Contracts on the date of discontinuance.
†
25 basis points is the margin to cover liquidating the specific level of assets when a Market Adjusted Value calculation is triggered. The rate is set by the underlying Contract as part of the overall market adjustment formula.

6

The Market Adjusted Value will be greater than the Cash Value when the weighted average interest rate credited to the Contract is more than 0.25% (0.0025) higher than the credited rates on new deposits. The Market Adjusted Value will be less than the Cash Value when the weighted average interest rate credited to the Contract is less than 0.25% (0.0025) higher than the credited rates on new deposits.
Example A — Negative Market Adjusted Value:
A negative Market Adjusted Value results when credited interest rates are higher on new deposits than the weighted average interest rate credited to the Contract.
For example, assume new deposits are crediting 4.50%, and the weighted average interest rate credited to the Contract is 4.00%. The Cash Value at the time of discontinuance is $100,000.
Illustration:
The weighted average of all interest rates credited to the Contract	4.00%	Represented by RO
Interest rate credited on new deposits for this class of Contracts	4.50%	Represented by R1
Cash Value	$100,000.00	Represented by Cash Value
Calculation Steps:
(1 + RO)	104.00%	1 + 4.00% = 104.00%
(1 + RO)[5]	121.6653%	104.00%[5] = 121.6653%
(1 + R1 + .25%)	104.75%	1 + 4.50% + .25% = 104.75%
(1 + R1 + .25%)[5]	126.1160%	104.75%[5] = 126.1160%
(1 + RO)5 / (1 +R1 + .25%)[5]	96.4710%	121.6653% / 126.1160% = 96.4710%
Market Adjusted Value = Cash Value x (1 + RO)[5] / (1 +R1 + .25%)[5]	$96,470.95 (Rounded)	$100,000.00 x 96.4710%
The Market Adjusted Value ($96,470.95) compared to the Cash Value ($100,000.00) represents a negative adjustment and a loss for the contract owner.
Example B — Positive Market Adjusted Value:
A positive Market Adjusted Value generally results when credited interest rates are lower on new deposits than the weighted average interest rate credited to the Contract.
Assume new deposits are credited 4.50%, and the weighted average interest rate credited to the Contract is 5.00%. The Cash Value at the time of discontinuance is $100,000.
Illustration:
The weighted average of all interest rates credited to the Contract	5.00%	Represented by RO
Interest rate credited on new deposits for this class of Contracts	4.50%	Represented by R1
Cash Value	$100,000.00	Represented by Cash Value
Calculation Steps:
(1 + RO)	105.00%	1 + 5.00% = 105.00%
7

(1 + RO)[5]	127.6282%	105.00%[5] = 127.6282%
(1 + R1 + .25%)	104.75%	1 + 4.50% + .25% = 104.75%
(1 + R1 + .25%)[5]	126.1160%	104.75%[5] = 126.1160%
(1 + RO)5 / (1 +R1 + .25%)[5]	101.1990%	127.6282% / 126.1160% = 101.1990%
Market Adjusted Value = Cash Value x (1 + RO)[5] / (1 +R1 + .25%)[5]	$101,199.03 (Rounded)	$100,000.00 x 101.1990%
The Market Adjusted Value ($101,199.03) compared to the Cash Value ($100,000.00) represents a positive adjustment and a gain for the contract owner.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Brighthouse Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
FINANCIAL STATEMENTS
The financial statements of the Company are incorporated by reference to the submission form type N-VPFS, CIK No. 0002041679, filed by the Company with the SEC on March 30, 2026.
The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.
8

Changes In And Disagreements With Accountants
None.
9

PART C – OTHER INFORMATION
Item 27. Exhibits
Exhibit
Number
Description
(a)
Not Applicable.
(b)
Not Applicable.
(c)(i)
Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective 3-6-17). (Filed as Exhibit 1(a) with Registration Statement No. 333-218126 on Form S-3 on May 19, 2017 and incorporated herein by reference.)
(c)(ii)
Distribution and Principal Underwriting Agreement (effective November 24, 2009). (Filed as Exhibit 1(b) with Registration Statement No. 333-207091 on Form S-3 on December 9, 2015 and incorporated herein by reference.)
(c)(iii)
Amendment to Distribution and Principal Underwriting Agreement (dated August 14, 2014). (Filed as Exhibit 1(c) with Registration Statement No. 333-207091 on Form S-3 on December 9, 2015 and incorporated herein by reference.)
(c)(iv)
Amendment No. 2 to Distribution and Principal Underwriting Agreement (dated December 7, 2015). (Filed as Exhibit 1(d) with Registration Statement No. 333-208664 on Form S-3 on December 21, 2015 and incorporated herein by reference.)
(c)(v)
Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective 3-6-17). (Filed as Exhibit 1(a) with Registration Statement No. 333-218126 on Form S-3 on May 19, 2017 and incorporated herein by reference.)
(c)(vi)
Form of Brighthouse Securities, LLC Sales Agreement (7-19 NY). (Filed as Exhibit 1(c) with Registration Statement No. 333-268427 on Form S-3/A on March 2, 2023 and incorporated herein by reference.)
(d)(i)
Contracts. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-2, File No. 333-103909, filed February 10, 2004.)
(d)(ii)
Company Name Change Endorsement. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File Nos. 033-65343/811-07465 filed April 6, 2006.)
(d)(iii)
Company Name Change Endorsement (6-E120-14). (Incorporated herein by reference to Exhibit 4(a)(i) to the Registration Statement on Form S-3, File No. 333-201857, filed on February 4, 2015.)
(d)(iv)
Roth 401 Endorsement. (Incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File Nos. 033-65343/811-07465 filed April 6, 2006.)
(d)(v)
Roth 403(b) Endorsement. (Incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File Nos. 033-65343/811-07465 filed April 6, 2006.)
(d)(vi)
Code Section 457(B) Rider For Eligible Plan of a Governmental or a Tax-Exempt Employer. L-22466 8-07. (Incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form S-1, File No. 333-138473 filed on April 9, 2008.)
(d)(vii)
401(a)/403(a) Plan Endorsement. L -22492 (5/11). (Incorporated herein by reference to Exhibit 4(e) to the Registration Statement on Form S-3, File No. 333-178885, filed on April 6, 2012.)
(d)(viii)
457(b) Plan Endorsement. L-22493 (5/11). (Incorporated herein by reference to Exhibit 4(f) to the Registration Statement on Form S-3, File No. 333-178885, filed on April 6, 2012.)

Exhibit
Number
Description
(d)(ix)
403(b) Nationwide Tax Sheltered Annuity Endorsement L-22487 (12/08). (Incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 2 to MetLife of CT Separate Account Eleven for Variable Annuities Registration Statement on Form N-4, File No. 333-152189, filed April 6, 2010.)
(d)(x)
Name Change Endorsement. Brighthouse Life Insurance Company (effective 3-6-17). 5-E132-16. (Incorporated herein by reference to Exhibit 4(h) to Registrant’s Registration Statement on Form S-3, File No. 333-221619, filed on November 16, 2017.)
(e)
Form of Application [MET RENRAP 01/22/26]. (Filed herewith.)
(f)(i)
Copy of Certificate of Incorporation of the Company and Certificate of Amendment (effective November 14, 2014). Incorporated herein by reference to Brighthouse Separate Account A’s Registration Statement on Form N-4 (File Nos. 333-200231 and 811-03365) filed electronically on November 17, 2014.
(f)(ii)
Copy of Certificate of Amendment of Certificate of Incorporation of the Company (effective December 6, 2016). Incorporated herein by reference to Brighthouse Separate Account A’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209053 and 811-03365) filed electronically on April 12, 2017.
(f)(iii)
Copy of Amended and Restated Bylaws of the Company. Incorporated herein by reference to Brighthouse Separate Account A’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209053 and 811-03365) filed electronically on April 12, 2017.
(g)
Not Applicable.
(h)
Not Applicable.
(i)
Not Applicable.
(j)
Not Applicable.
(k)
Opinion and Consent of Counsel. (Filed herewith.)
(l).
Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(m).
Not Applicable.
(n).
Not Applicable
(o).
Form of Initial Summary Prospectus. (Filed herewith.)
(p).
Powers of Attorney for Eric Steigerwalt, Myles Lambert, David A. Rosenbaum, Jonathan Rosenthal, Edward A. Spehar, Melissa B. Pavlovich and Gianna H. Figaro-Sterling. (Filed herewith.)
(q).
Not Applicable.
(r).
Not Applicable.
101.
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Item 28. Directors and Officers of the Insurance Company.
Name and Principal Business Address	Positions and Offices with Insurance Company

Eric Steigerwalt 11225 North Community House Road Charlotte, NC 28277	Chairman of the Board, President, Chief Executive Officer and a Director

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

David A. Rosenbaum 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Jonathan Rosenthal 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Investment Officer

Edward A. Spehar 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Financial Officer

Michele H. Abate 11225 North Community House Road Charlotte, NC 28277	Vice President

Richard A. Cook 11225 North Community House Road Charlotte, NC 28277	Vice President and Deputy Chief Accounting Officer

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

Leda DeBarba 11225 North Community House Road Charlotte, NC 28277	Vice President

Andrew DeRosa 11225 North Community House Road Charlotte, NC 28277	Vice President

Devon DiBenedetto 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna H. Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Controller

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Officer

James Grady 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Katie Hellmanm 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President and Secretary

Brian McGurn 11225 North Community House Road Charlotte, NC 28277	Chief Derivatives Officer

Philip Melville 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Risk Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Vice President

Alan Otis 11225 North Community House Road Charlotte, NC 28277	Vice President

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa B. Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Accounting Officer

Phillip Pfotenhauer 11225 North Community House Road Charlotte, NC 28277	Vice President

Marc Pucci 11225 North Community House Road Charlotte, NC 28277	Vice President

Matthew Sheperd 11225 North Community House Road Charlotte, NC 28277	Vice President – Dividend Actuary

Kristi Slavin 11225 North Community House Road Charlotte, NC 28277	Vice President

Gregor Speakman 11225 North Community House Road Charlotte, NC 28277	Vice President

Michael Villella 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary

Julienne Warr 11225 North Community House Road Charlotte, NC 28277	Vice President

Natalie Wright 11225 North Community House Road Charlotte, NC 28277	Vice President
Item 29. Persons Controlled by or Under Common Control with the Insurance Company.
The Insurance Company, Brighthouse Life Insurance Company (“BLIC”, the "Insurance Company" or the “Company”) is under Delaware insurance law. BLIC is an indirect, wholly-owned subsidiary of Brighthouse Financial, Inc., a publicly-traded company. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or are under the common control of Brighthouse Financial, Inc.
Item 30. Indemnification.
Pursuant to applicable provisions of Brighthouse Life Insurance Company’s by-laws or internal corporate policies adopted by Brighthouse Life Insurance Company or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of Brighthouse Life Insurance Company and of Brighthouse Life Insurance Company’s affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities LLC’s distribution of the Contracts.
Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Separate Account, the Insurance Company and the Underwriter, as well as certain other subsidiaries of Brighthouse, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter.
(a)
Brighthouse Securities, LLC serves as principal underwriter and distributor for the following investment companies
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A

Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)
Brighthouse Securities, LLC is the principal underwriter for the Contracts. The following persons are officers and managers of Brighthouse Securities, LLC:
Name and Principal Business Address	Positions and Offices with Underwriter
Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, Chief Executive Officer and President

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Amy Cusson 11225 North Community House Road Charlotte, NC 28277	Manager

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Kevin Macilvane, Jr. 11225 North Community House Road Charlotte, NC 28277	Manager

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Richard Cook 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President and Secretary

John Martinez 11225 North Community House Road Charlotte, NC 28277	Principal Financial Officer

Brian McGurn 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Derivatives Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Kristin Prohonic 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer
(c)
Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registered Separate Account and the other separate accounts of the Insurance Company, which also issue variable annuity contracts, and from the Insurance Company, during their last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation On Redemption	(4) Brokerage Commissions	(5) Other Compensation
Brighthouse Securities, LLC	$737,658,036	$0	$0	$0
Item 31A. Information About Contracts with Index-Linked Options and Fixed Options subject to a Contract Adjustment.
(a)
The information in the table below is as of December 31, of the prior calendar year.
Name of the Contract	Number of Contracts outstanding	Total Value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts Sold during the prior calendar year	Gross Premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Fixed Account	4,340	$113,212,882	40	$10,216,406	$24,020,723	No
(b)
Not Applicable.
Item 32. Location of Accounts and Records.
Omitted.
Item 33. Management Services.
Not Applicable.
Item 34. Fee Representation and Undertakings.
With regard to the options subject a market value adjustment, the Company hereby undertakes (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and (2) that for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Signatures
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, in the city of Charlotte, and state of North Carolina, on this 3rd day of April, 2026.
BRIGHTHOUSE LIFE INSURANCE COMPANY (Insurance Company)

By:	/s/ David A. Rosenbaum
David A. Rosenbaum Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 3, 2026.

/s/ Eric Steigerwalt* Eric Steigerwalt	Chairman of the Board, President, Chief Executive Officer and a Director
/s/ Myles Lambert* Myles Lambert	Director
/s/ David A. Rosenbaum* David A. Rosenbaum	Director
/s/ Jonathan Rosenthal* Jonathan Rosenthal	Director
/s/ Edward A. Spehar* Edward A. Spehar	Director, Vice President and Chief Financial Officer
/s/ Melissa B. Pavlovich* Melissa B. Pavlovich	Vice President and Chief Accounting Officer
/s/ Gianna H. Figaro-Sterling* Gianna H. Figaro-Sterling	Vice President and Controller

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-in-Fact April 3, 2026
*
Brighthouse Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

Exhibit Index
(e)
Form of Application
(k)
Opinion and Consent of Counsel
(l)
Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(o)
Form of Initial Summary Prospectus
13.
Powers of Attorney